PICTET EASTERN EUROPEAN FUND
                       PICTET GLOBAL EMERGING MARKETS FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND
                           PICTET EUROPEAN EQUITY FUND
                        PICTET INTERNATIONAL EQUITY FUND

                        [GRAPHIC OMITTED OF PICTET FUNDS]

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001
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                                                                    PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
                                       PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2001 Semi Annual Report which summarizes the performance of your funds over the last six months and our outlook for the remainder of the year.

     Looking forward, the Pictet Eastern European Fund's managers believe that Central East European markets are likely to be influenced by the Euro, oil prices and shifts in sentiment towards the telecom sector.

     The Pictet Global Emerging Markets Fund's managers believe investment flows from local investors could increase in the second half of the year as a result of high savings rates and excess domestic liquidity.

     The Pictet International Small Companies Fund team is taking a cautious approach to stock selection while the risk of profit warnings and downgrades remain high.

     The Pictet European Equity Fund's managers also believe it is likely that we have not seen the last of the negative earnings surprises, particularly as consensus earnings estimates for 2002 are still overly optimistic. They believe valuations are no longer excessive but are approaching reasonable levels, particularly if bond yields continue to fall from their oversold positions.

     The manager's of the Pictet International Equity Fund believe concerted monetary easing by central banks and quick inventory adjustments by companies could provide a scenario of economic recovery and rising profitability for the second half of the year.

     We are committed to providing you access to carefully structured investment vehicles to help you achieve your investment objectives.


Yours sincerely,


/S/ SIGNATURE OF JEAN PILLOUD
Jean Pilloud
President and Chairman



o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risks may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

o Must be preceded or accompanied by a current prospectus. Mutual fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of principal invested.

                                            Distributor: PFPC Distributors Inc.,
                                  3200 Horizon Drive, King of Prussia, PA, 19406




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                           PORTFOLIO MANAGER'S REPORT

     During the period under review the fund rose 10.29% against 9.27% for the ING Barings Eastern Europe Index -- a difference of 102 basis points (bps). The quarter saw high market volatility caused by top-down factors contrary to sometimes compelling bottom-up (value) arguments.

     We remain significantly underweight Central Eastern Europe. After the steep declines from the beginning of this year we believe that these markets offer significantly better value.

     All markets contributed  positively  including Russia (+22 bps) despite the significantly underweight position. The negative allocation result was compensated by good stock selection (+158 bps). Year-to-date Russia is one of the best performing markets in the emerging universe. The restructuring story remains intact with increasingly coherent policies of the central government.

     The underweight position in Poland contributed a total of +106 bps. That market declined steeply during the quarter due to negative macro-economic developments. The same logic applies to Hungary (+20 bps) and the Czech Republic (+40 bps).

     The relatively high cash position deducted 63 bps.


                       MARKET REVIEW & INVESTMENT OUTLOOK

     During the last quarter CENTRAL EASTERN EUROPE remained particularly exposed to the negative developments in core Europe with regard to growth, inflation, the Euro and the oil price. High telecom weightings also dragged the indices lower, as sentiment towards the sector remained weak. In contrast, RUSSIA outperformed substantially on the back of renewed confidence in reforms, the high oil prices, and a falling sovereign risk premium.

     In Central Europe, financials outperformed. HUNGARY was the best performing Central European market as the forint strengthened sharply adding to the portfolio's gains. POLAND performed worst despite a strengthening zloty, mainly on the back of poor 1Q results and continued high interest rate policy. The interest rate cut of 150 bps came at the end of the quarter and failed to lift the market. The CZECH market was caught between concerns over telecom privatizations and optimism over a high bid-price for KOMERCNI BANKA. CEZ (electrical utility) suffered as a result of technical problems at its nuclear power plant (Temelin), and the loss of export contracts to Germany. The RUSSIAN market continued to ride a wave of optimism over the direction of structural reforms, high oil price, and accelerating economic growth. Inflation remains a concern and the government is looking for ways to sterilize the strong money inflows. Utilities underperformed oil stocks. The latter reported strong profits and still remain cheap on an international comparable basis.

     Looking forward, the Central East European markets are likely to depend on several external factors: the Euro; the oil price; and shifts in sentiment towards the telecom sector. In Poland, the approaching parliamentary elections in September spell bad news for the fiscal policy, and the Central Bank may continue to counterbalance with high interest rates. The zloty is likely to remain strong on the back of continued foreign direct investment and flows into local fixed income instruments. The Czech Republic's privatization program is likely to be the key driver, with a positive momentum created by the sale of KOMERCNI BANKA. A slippage in the privatization agenda is likely to raise concerns over the sustainability of the large fiscal deficit. The Russian market continues to benefit from coherent structural reforms and strong earnings numbers. It seems that only increased global risk aversion is likely to slow the steady up-trend of this market.

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                           PORTFOLIO MANAGER'S REPORT

     During the period under review the fund advanced 3.27% versus 4.18% for the IFC Global Composite Index (Total Return) -- an underperformance of 91 basis points (bps). In terms of attribution analysis the underperformance came mostly from country allocation while stock selection was neutral.

     In terms of contribution to relative performance "Europe, Middle East & Africa" stands out with a loss of 237 bps. Russia was one of the best performing markets for the period and our zero weighting subtracted 73 bps. Greece came out of the MSCI Emerging Markets index at the end of May. Due to the significant technical outflows (emerging markets mandates are exiting the market) we decided to retain the holdings and look for a better exit opportunity. The Greek exposure subtracted 133 bps. Our entry into the Turkish market was quite timely following the currency devaluation. Nevertheless our slightly overweight position subtracted 72 bps. South Africa continued to be our favorite overweight and it added 67 bps to the relative performance.

     In Latin America our zero weighting in Argentina added 13 bps. This country's debt burden continues to be a major risk with negative implications for the rest of the region. In Brazil we lost 28 bps on stock selection due to the overweight positions in the utility sector which was negatively impacted by the energy crisis. The biggest negative contributor was Mexico with -32 bps. Expectations of faster cellular growth for AMERICA MOVIL provoked a sharp rally early in the quarter prompting the fund to reduce its underweight to zero on concern over declining earnings. The fund was also hurt by the overweight position in GRUPO MEXICO, which continues to struggle to assimilate ASARCO'S much less profitable operations at a time when the copper price continues to fall.

     The combined contribution of the Asian component was +131 bps. Our allocation to China which is underpinned by a fundamental domestic consumption story helped performance with +69 bps. In particular the underperformance of the large capitalization issues like CHINA MOBILE and LEGEND which dominate the index helped our relative performance. Elsewhere our overweight in Malaysia (-16 bps) hurt performance as fears of a ringitt devaluation and political uncertainty weighed on the market. We remain overweight in Korea (-11bps) and modestly underweight in Taiwan (+107 bps). We remain cautious on technology -- more notably semiconductors. We also favor domestic consumption and cyclical plays.


                       MARKET REVIEW & INVESTMENT OUTLOOK

     Emerging markets held up well in the second quarter of 2001 against the developed world: the IFC Global index rose by +3.2% and MSCI Emerging Free by +3.1%, while the MSCI World was up by +2.2%. Thus the gains made in the first quarter were retained, and over the first six months emerging markets, depending on the index, are up by a relative 8-11%.

     China and Russia, the two stars of the emerging world this year, continue to be driven by strong domestic stories and each is up +42% year-to-date. CHINA had another very firm quarter (Hong Kong-listed H shares up +27% in US dollars) driven by supportive economics (first quarter Gross Domestic Product [GDP] +8.1%) and the flow of hot domestic money into Hong Kong listings following reforms to the onshore exchanges of Shanghai and Shenzhen. Long-standing negotiations over World Trade Organization membership finally reached fruition, paving the way for full inclusion in November. The RUSSIAN market (local index up +26% in dollars) continued to ride a wave of optimism over the direction of structural reforms, high oil prices and strong economic growth. Utilities underperformed oil stocks which, despite massive profits, remain at a large discount internationally -- Russia consistently has the lowest price to book-value in our universe and equities have still not been forgiven for the 1998 default crisis. Debt markets, in contrast, have surged to record highs.

     Another domestic market that has been in favor this year for its independence from the global economy is INDIA (-5%). Here things have gone less well. A market trading scandal that broke in February remained an issue this quarter. Regulators, under pressure to act decisively, have introduced rolling T+5 settlement replacing a weekly cycle. The change is unambiguously positive, but the transition period has been depressive. The economy did little to help sentiment, with first quarter GDP growth of just +3.8%




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dragged down by drought  damage to rural  consumption.  Indian  industrials  and banks remain cheap by historic and regional standards.

     SOUTH AFRICA (+12%) has similarly been attracting interest for its domestic economy, in the hope of a recovery in consumption and investment after the 1998 interest-rate spike. The turnaround remains unspectacular, but the market has steadily outperformed global emerging markets for twelve months and has been one of our favorite overweights. Along with the local story, in which we have invested through financials which lead the business recovery, there has been much action in resource stocks on which we are more skeptical. ANGLO AMERICAN'S buyout of DE BEERS and the merger of BILLITON with BHP has kept corporate financiers busy. The strength of our overweighted South African gold shares, despite a still-weak bullion price, highlights the ongoing downgrading of hopes for a sharp US rebound.

     Investors remain unsure as to what sort of rebound in global technology spending emerging market exporters can hope for: our view is negative. INDIAN software houses continued to lower expectations -- some shares have halved this quarter. ISRAELI Nasdaq listings, having already halved in February and March, bottomed at the start of April and recovered by +14% this quarter. Domestic equities rebounded +11% after that technology hit and after the renewed violence sparked by the election of Ariel Sharon as prime minister in February. Political progress since then has been minimal, and despite ongoing interest rate cuts the troubles have a stranglehold on the domestic economy for which exports are in no position to compensate. KOREAN equities (+16%) brushed off technology worries as domestic investors buying in size after rising consumer confidence and retail sales highlighted a better mood on the streets of Seoul. Underpinning this were hopes for high-profile deal flow, especially a long-awaited GENERAL MOTORS takeover of DAEWOO MOTORS. Substantial fresh equity from HYNIX and KOREA TELECOM brought a more subdued end to a sparkling quarter. Along with Indian software, electronic hardware manufacturing in TAIWAN (-20%) bore the brunt of global fears. Deteriorating business inflicted a miserable three months on the local economy -- currency weakness, earnings downgrades, unemployment at an all-time high and rising bad loans in the banking sector.

     European convergence investments did badly. The steady fall of GREECE (-14%) since late 1999 continued. Greece joined the developed Europe indices this quarter, which means sales by emerging investors but without inflows yet of developed money, for which this is currently a marginal and unfamiliar market. We believe stocks deserve to re-rate, and would prefer to hold for this to happen. Central Europe was also held back by the dawning understanding that Western Europe is no island of strength in the world economy. High interest rates hurt POLAND (-3%) despite cuts of 1.5%. The strong zloty has delayed foreign investment, and there may be little action ahead of parliamentary elections in September. GDP growth and household consumption remain firm in the CZECH REPUBLIC (-4%), but any slippage of the privatization schedule raises concerns over the sustainability of its large fiscal deficit. HUNGARY (+6%) was the best performer after the widening of the currency band saw the forint strengthening sharply. The government's policies remain negative, with the sweeping powers awarded to the HUNGARIAN DEVELOPMENT BANK liable to boost off-budget spending.

     In contrast to a poor performance from the European convergence theme and from technology exporters to the US, the best market after China and Russia was the American convergence story in MEXICO (+22%). The overvalued peso was one of very few currencies which continue to strengthen against an otherwise all-conquering dollar, supported by extraordinary foreign direct investment
(FDI) inflows. Money from US firms looking for cheaper production capacity and a less stringent regulatory environment has more than compensated for growing weakness in Mexico's exports. Including CITIGROUP's recent purchase of BANAMEX-ACCIVAL, FDI so far this year stands at $20bn and already exceeds the total FDI of 2000. Sustained currency strength has kept inflation in check. Thus the central bank has been able to inject liquidity into an economy which shows signs of slowing, led by exports and industrial production data.

     The other major Latin markets saw little benefit from such US outsourcing flows and spent the quarter failing to recover from earlier economic crises -- financing requirements in Argentina and politics and energy shortages in Brazil. Both countries have stronger links with Europe than has Mexico and the prospect of recession in the core European economies has had a negative impact. Also negative were the

4
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prices of soft commodities, which reversed their gains of the start of the year.
Domingo Cavallo, father of the currency peg born of the early-1990s crisis, was restored to the economic ministry of ARGENTINA (-9%). He immediately negotiated a $30bn rescue package, including $13bn from the IMF, and re-set the US dollar peg into a 50:50 dollar:euro basket. A massive debt swap pushed out the maturity of $30bn of short-term paper, and has bought perhaps twelve months in which to restart the economy. The key remains the regeneration of economic growth, at present stubbornly absent and not aided by interest rates above 10%. BRAZIL (-5%) was at the mercy of an unfortunate combination of disruptive politics, a burgeoning energy crisis and the difficult external environment. A congressional vote-rigging scandal and corruption investigations into an ally of President Cardoso soaked up political energy. The depreciating real -- thanks to Argentine contagion and the global slowdown -- boosted inflation, and hence interest rates, at a time of economic fragility. Direct intervention from the central bank stabilized the currency at the end of June. A severe drought forced a program of electricity rationing that could last well into next year. Banks and
some   exporters   held  up,   but  the   power-shortage   hit   utilities   and
energy-intensive steel producers.

     The other debt-crisis market was dominated by its latest IMF stabilization program. Acute problems remain in TURKEY (+17%) as the cost of bailing out the state banks becomes harder to ignore. Despite a successful debt swap and declining interest rates, debt is still to grow this year relative to GDP. The stability of the ruling coalition is in constant question, as is its willingness to comply with IMF demands. In the past the IMF has always capitulated on failures to meet its targets, but those days may be about to end in response to US pressure. If local politicians do not respond, Turkey is in for further trouble.

     Southeast Asia has also been driven by politics. MALAYSIA (-8%) lost a finance minister, in a manner which to optimists signals a new push to address poor corporate governance and widespread cronyism. The overvalued ringgit remains  a  concern  of  international  investors.  In  the  PHILIPPINES  (-8%),
President Arroyo's victory in senatorial elections and passing of the power reform bill were overshadowed by social unrest and hostage-taking by Muslim rebels in Mindanao. INDONESIAN speculation over potential impeachment of President Wahid stimulated large currency and equity volatility (+5%). Supportive monetary policy in THAILAND and rising consumer spending (housing, automobiles) underpinned shares (+10%) even as Premier Thaksin fired the central bank governor for being too independent.


                                     OUTLOOK

     MSCI, the widely-followed index provider, announced its provisional free-float adjustments in May, which will be fully implemented by May 2002. The changes were broadly as expected, and were taken in markets' strides. South Africa, Korea and China were the main beneficiaries at the expense of India, Mexico and Malaysia. How much money tracks these indices is hard to judge, but many active investors also stay close to the benchmark and the moves will have a gradual impact.

     Within our current holdings, technology remains unambiguously underweight as the correction in G7 investment has much further to run. Within that we would turn to more secure investments such as SAMSUNG ELECTRONICS which is profitable and relatively undervalued, rather than some of the less well-positioned Taiwanese semiconductor stocks. But Taiwan as a whole is looking more attractive after a bad quarter. Malaysia is also less unappealing than it has been for some time -- domestic liquidity is improving and the associated decline in capital flight is lessening the risk of a breaking of the dollar peg. Chinese stocks, meanwhile, have had a good run following a reform-driven bubble, and we are taking some profits. Greece, now out of the emerging indices, remains underpriced and unloved. Its growth and relative value will attract developed European investors, and we would look to sell out finally only once that has happened. Fundamentals in Russia are strong, with question-marks only over the speed of the recent run-up and the direction of the oil price. As the market now starts to slip buying opportunities may arise. Our overweight South African holdings have done well, and can provide a source of funds.

     We have no enthusiasm for buying Mexico after missing its strong run. For its economic firmness to be sustained, Mexico needs fiscal reform and electricity privatization, which the current environment does permit, but equities are pricing in a lot of good news. Brazil and Argentina need signs of growth for admittedly low valuations to justify increasing our weighting. The debt-crisis markets, Argentina and Turkey, have come under renewed pressure after the end of June but the last nine months have shown that wider




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contagion  is not a  significant  risk  except to Brazil -- see how  strong  the
Russian debt market has been, for instance.

     Overall, the boost to global liquidity generously provided by Mr. Greenspan has its counterpart in a number of emerging economies with better prospects near-term than the United States. South Africa has inflows from the DE BEERS transaction and an upcoming telecom privatization: for domestic investors, capital controls and falling bond yields leave little alternative home for the money but local equities. Strong monetary growth in India has not so far flown into equities, but once rolling settlement and new derivative markets bed down, valuations will draw in money. The same applies across much of Asia -- high savings rates and excess domestic liquidity are building up a story of local investment flows acting as the marginal buyer for the second half of the year, which would benefit smaller less-valued companies across the region. On a twelve month view bottom-up value plays are the way to outperform in this environment, in our belief. Whether a strong US recovery can arise that would boost global confidence and bring much fresh international money into these markets, we are less confident. Certainly, technology has further to fall.

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                           PORTFOLIO MANAGER'S REPORT

     International small caps started the second quarter brightly enough only to end the period with a slight loss. The value of the portfolio declined 1.4% during the period, approximately 40 basis points behind the HSBC World ex-US Smaller Companies Index. Underperformance can be attributed to poor stock selection in Japan, France, Sweden and the UK. Losses in these markets offset the benefits of good stock selection in Germany, Norway and Belgium, and the positive impact of overweight positions in Japan and the rest of the Asia Pacific region.

     The enthusiasm which pulled the benchmark index to a 5% gain in April owed more to the decisive action taken by the Federal Reserve than to fundamentals in core European and Asian markets. Economic conditions in Continental Europe have deteriorated sharply and the notion that the region would remain relatively immune to the slowdown in the US and in the technology sectors has been dispelled. Industrial production is weak and consumer sentiment, which had been resilient, is slipping. At the same time, inflation has continued to rise and the European Central Bank (ECB) has been unable to follow the Federal Reserve with rate cuts. The performance of the Euro over the last three months is a good gauge of market sentiment toward the ECB and region's near term economic prospects. Based on our conversations with company management, the risk of further negative surprises on earnings is high and Fund exposure to the region was reduced during the quarter.

     The UK was the only European small cap market other than Ireland to record a gain in Dollar terms in the second quarter. Rate cuts implemented earlier in the year have had a very beneficial impact on the consumer segment of the economy. Public sector spending is also contributing as the Blair government invests to revamp infrastructure and improve the quality of services. Stronger consumer and public sector growth has been enough to offset weakness in long-suffering manufacturing industries. We have positioned the portfolio to benefit from these trends by investing in companies such as BALFOUR BEATTY, a contractor with good exposure to infrastructure spending, and WH SMITH, an undervalued retailer.

     Japan faded as the quarter wore on. Prime Minister Koizumi enjoyed a short honeymoon period before equity and currency markets started to look through his reform proposals to an economy that is suffering badly. Barring major new reform and restructuring initiatives, we expect Japanese investors to focus on corporate earnings and economic developments in the coming months. The potential for good news on either front is low and we have moved to reduce the overweight position which had served the portfolio well earlier in the year.

     Asia ex-Japan performed well in the second quarter. Hong Kong small caps rose more than 15% as investors positioned themselves to take advantage of strong growth and prospects for reforms in China. Australian small caps have also performed well as the economy has surpassed expectations. The Fund remains overweight in the region.

     At the sector level, we have continued to reduce exposure to the electronics and information technology industries, in favor of financials, such as Sweden's CARNEGIE, CATTLES of the UK and Hong Kong's JCG HOLDINGS, providers of outsourced services and undervalued companies active in more traditional sectors of the economy, such as Germany's Buderus, a manufacturer of castings and heating equipment, and PALFINGER of Austria, a supplier of lightweight cranes.

     As the third quarter begins, the portfolio is underweight in Continental Europe, modestly overweight the UK and Japan and overweight in Asia ex-Japan. We do not expect to commit much more cash to Asian small caps in the coming months and we are concerned that sectors which have led the UK market will struggle to make much more progress in the absence of further rate cuts. This makes Continental Europe the major variable. We are hopeful that the third quarter will bring evidence that the deterioration in economic conditions is easing and that earnings visibility is improving. This will provide us with an opportunity to invest in the region's more attractively valued small caps.

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                       MARKET REVIEW & INVESTMENT OUTLOOK

UNITED KINGDOM

     The UK economy continued to outperform the region in the second quarter. The annual rate of expansion of real GDP was 2.7% in the first quarter, in line with the trend rate of growth of the economy. These statistics make pleasant reading when compared to the data which has emerged from the Continent of late. Also encouraging is the resilience of UK earnings forecasts when compared to the US and the Continent. The market still expects Earnings Per Share (EPS) growth of about 8% in the UK in 2001, well ahead of its nearest competitors.

     The Bank of England Monetary Policy Committee (MPC) has certainly played its part. Rates were reduced twice during the quarter by a total of 50 basis points to take the base rate to 5.25%. With mortgage rates at their lowest level since the 1960s, and unemployment at a 25 year low, consumers have been in an ebullient mood. Retail sales rose 6.4% year-over-year in May, the fastest rate of growth in four years. Other segments of the service economy have also performed reasonably well despite concerns over the impact on the financial services sector of the sharp fall in new issue activity in equity markets. The government too has become an important contributor to growth. Public sector spending has increased as the Blair government invests to improve infrastructure and the quality of public services.

     Conditions are nowhere near as good in the manufacturing sector. Industrial production is falling as exports decline, with the electronics and communications equipment sectors especially hard hit. The poor performance of the Euro against Sterling is an ongoing problem. The "two speed" economy is not new to the UK, but the divergence between the industrial and service sectors has now become particularly marked, leaving the MPC with a tricky balancing act. Wages grew 5.2% year-over-year in May as private sector pay agreements were struck at the highest rate in ten years. Retail prices have also ticked up, led by food and energy prices, and the annual rate of growth of core inflation is only just below the Bank's 2.5% target. The MPC can be expected to err on the side of caution, as reflected in the shift in interest rate expectations which has taken place of late.

     Consequently, it would appear that the best days are behind the retailing and house building sectors. Manufacturing will continue to struggle in the current environment though companies which are more highly geared to the US than to Europe may see activity levels improve in the coming months. The brightest spot for now is the public sector and we have positioned the portfolio to benefit from increased spending on public works and services through investment in companies such as BALFOUR BEATTY and NESTOR HEALTHCARE. Organic growth potential for providers of outsourced services, such as MITIE GROUP and PHS, is also good. Otherwise, our focus is on identifying those companies, such as retailer WH SMITH, which have the potential to outperform in an uncertain environment.


CONTINENTAL EUROPE

     The quarter began brightly as a surprise 50 basis point reduction in interest rates implemented by the Federal Reserve and the perception that earlier cuts were beginning to have an impact provided the catalysts for a rally in the second half of April. In May, the European Central Bank finally cut its benchmark lending rate by 25 basis points to 4.5% despite concerns over inflation in the Eurozone. Consumer prices rose 3.4% in May, the fastest rate of growth since the Euro's debut in 1999. Markets were unimpressed with the ECB response and the Euro fell almost 5% in May to set a new low for the year.

     It is easy to see why investors are skeptical. Eurozone industrial confidence fell in March to its lowest level since November 1999 and sentiment in the consumer sector has also slipped, a key development given the resilience of household spending earlier in the year. Germany is the biggest problem on the Continent. Manufacturing orders recorded their biggest fall in almost a decade during the quarter and unemployment posted the biggest rise in two and a half years.

     French small caps also performed poorly. This economy had been a beacon of calm earlier on, mainly because of the resilience of the consumer sector. Data released during the quarter revealed a sharp

8

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PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
fall in consumer spending as floods and concern over rising unemployment kept shoppers at home. The report is the latest sign that French consumers may not be able to support growth in Europe's third largest economy against a background of weak global demand.

     At this stage, it is difficult to make a strong case for European small caps. We are confident that reform and restructuring will have a positive impact over the medium and long term, but the near term outlook is clouded by the potential for further reductions in growth and earnings expectations. Nevertheless, we are hopeful that conditions will stabilize enough in the coming months to allow us to capitalize on attractive valuations in the small cap market.


JAPAN

     The quarter also began positively in Japan, with the strong momentum that equities had enjoyed since mid-January being maintained in April. Investors chose to focus on the potential for political and corporate reform, buying out-of-favor sectors such as steel and construction, rather than on weak economic data. This momentum stalled somewhat in May, however. Although the reform-minded Prime Minister still enjoyed the enthusiastic support of the electorate, investors could not continue to ignore the continuous flow of poor economic data. Figures released during the month had revealed that the deterioration in exports and IT-related demand had led to a sharp decline in industrial production. Consumer spending remains weak and the market was also rattled by the results of the major banks, in which more bad debts than had been expected were revealed.

     Sentiment continued to slip in June. Annualized first quarter Gross Domestic Product (GDP) declined 0.9%, down from growth of about 3% in the previous quarter. Corporate earnings were flat at the recurring level in the same period, having risen by more than 30% in the fourth quarter, and investors responded by selling economic-sensitives, such as paper, metals and mining, and foreign favorites such as electrical machinery and precision instruments. It is now clear that a sharp deterioration in capital expenditures has occurred as a belated reaction to the US slowdown.

     The Japanese equity market now hangs suspended between the hazy dreams of Koizumi's reforms and the sobering reality of an economy likely to shrink significantly this calendar year. Long term forecasting of the economy (and therefore corporate profitability) is especially difficult at present as details of key policies are being deliberately withheld until after the Upper House election on July 29th. At the very least, though, the next few years are likely to be turbulent ones for Japan, with some observers not forecasting a return to trend growth of around 2% until 2005. Bankruptcies, already running at high levels, are likely to increase as the banks are encouraged to address their underlying problems, with unemployment set to rise as a result. A tight fiscal policy might make matters even worse. Yet this will also provide opportunities for the survivors, and hopefully pave the way for more efficient deployment of capital and a generally healthier corporate sector, a hope long-held by foreign investors.

     In the short term, therefore, the market will be keeping a close eye on Mr. Koizumi's progress, but with a watchful eye on the short term economic impact. Without major political breakthroughs, however, the market is likely to be hampered by deteriorating corporate profits and the weak Yen. We had moved to an overweight position in Japan during the first quarter to take advantage of attractive valuations and maintained that position throughout the second quarter. It will be difficult for Japanese small caps to make much progress in the coming months and we may decide to reduce exposure further if our research in Continental Europe yields a good crop of investment candidates.


ASIA PACIFIC

     Elsewhere in Asia, the euphoria surrounding the prospects for China was the major driving force for regional markets over the quarter. Takeovers in the financial sector allowed Singapore to overlook lackluster domestic conditions for most of the period, but in Hong Kong, small caps caught the excited mood of the mainland. Thus while larger cap stocks such as financials and property counters struggled, small caps rose 15%, though momentum cooled somewhat in June.

                                                                               9

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--------------------------------------------------------------------------------

     In April, we had highlighted the possibility that we would have to re-evaluate our overweight position in Hong Kong when the momentum of local Chinese markets reversed. We elected to follow this course in June, with the proceeds reinvested in Australia and Singapore. Nevertheless, we are inclined to maintain reasonable exposure to beneficiaries of strong Chinese demand and stock markets over the longer run as we believe it will continue to be the main area of investor focus as the rest of the region remains dogged by weak currencies, slowing global growth and the relentless decline in the electronics sector. Recent economic data supports our position. Chinese industrial production, retail sales, trade and government revenue measures all suggest that while exports may be slowing, domestic spending is keeping GDP growth at close to a double-digit rate. Furthermore, liquidity is abundant and relations with the U.S. are at least stable.

     As a result, the portfolio remains overweight in the Asia Pacific region, though exposure has shifted somewhat away from Hong Kong in favor of Singapore, where corporate consolidation is expected to continue, and Australia, which is showing defensive qualities as its economy surpasses expectations.

10

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--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     European Equities, as measured by the MSCI Europe index, fell in the second quarter, posting a 2.8% decline in US dollars. The Pictet European Equity Fund in comparison fell by 3% over the same period. Since inception in mid-August, the index has fallen 22.6%, against a fund decline of 25.4%.

     Asset allocation between sectors had a positive contribution to performance during the quarter, with the fund's more defensive sector weightings proving appropriate despite a brief rally in markets during April.

     Stock selection which historically represents more than two thirds of relative fund performance was the main contributor to underperformance during the quarter. This was in fact over 80% attributable to one stock, BUHRMAN, which fell 62% during the quarter. BUHRMAN is a leading consolidator in the fragmented global office stationary supply business. Despite a modest valuation, the share price reacted negatively to reduced earnings guidance by management, initially from contract delays in the US and subsequently in Europe as well. A negative contribution also came from the fund's holding in SULZER, a Swiss engineering company. The company has a medical subsidiary which during the quarter discovered problems with its hip and knee implants. Despite the core assets of SULZER being good quality with significant growth prospects, the potential liabilities arising from the medical division cannot be quantified. Consequently the stock fell 49% during the quarter. This holding has subsequently been sold.

     Positive contribution to stock selection came from the Consumer Staples sector where the fund held overweight positions in UNILEVER and RECKITT BENCKISER which rose 18% and 14% respectively. Both companies are global producers of food and household products, an industry which is known for its defensive growth characteristics. Positive contributions also came from the Financials and Utilities sectors where the fund was overweight in stocks with high bond market exposures and high dividend yields respectively.


                                  MARKET REVIEW

     During the second quarter the Euro continued to fall against the dollar ending down just over 3%. Consequently although the MSCI Europe Index was down 2.8% in dollars, it finished up 1.3% in local currencies. In equity markets volatility continued to be high: the first month of the quarter was strong and the subsequent two down months nearly offset the initial sharp rise as hopes of a recovery in global economies turned to fears that corporate profitability would be affected by the current economic downturn. This manifested itself in a number of high profile profit warnings among some of the largest companies in Europe.

     The Federal Reserve continued its policy of cutting US interest rates, reducing US rates by 125 basis points, adding to the 150 basis point reductions in the first quarter. The sharp interest rate cuts seem to have had an effect on the US economy, with both consumer confidence and durable goods orders showing that the US economy seems to have stabilized, albeit at sluggish levels, towards the end of the quarter. The European economy showed little sign of stabilization, however, as industrial production and the influential IFO business survey both came in well below expectations throughout the quarter. The European Central Bank (ECB) responded to the weak economic data by reducing interest rates by 25 basis points to 4.5%. The ECB justified its decision to reduce rates by the benign medium term inflationary and money supply environment, but the sharp rise in Euro-zone May inflation to 3.4%, well above the ECB's target 2% rate, has meant that they have adopted a more hawkish stance in the face of weakening activity data. Despite the weak data, bond yields have risen over the quarter by approximately 40 basis points, reflecting the higher inflationary pressures and the continued anemic performance from the Euro, and the Japanese Yen which fell 5% against the dollar.

     Several European companies downgraded profit expectations for both the second quarter and the year. Most notable was NOKIA, Europe's largest technology company and the largest manufacturer of mobile telephony handsets. They cited the lower spending by both retail consumers for handsets and telecommunications operators for mobile network equipment. Other profit warnings came from ST MICROELECTRONICS and PHILIPS, both major semi-conductor manufacturers, CAP GEMINI, IT services provider, DEUTSCHE LUFTHANSA, the German airline operator, and GUCCI, the luxury goods manufacturer. This weak corporate
                                                                              11

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PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

profit environment implies that consensus earnings estimates for the current year are now predicting a 2% fall in profits, as opposed to a 10% rise predicted six months ago.

     Dissecting European equity performance during the quarter, sectors which demonstrate high earnings predictability have outperformed as investors seek to avoid the next profit warnings. Food, Beverage and Tobacco was the best performing sector with a 10.2% rise, a sector whose companies show high profit visibility. Hotels, Restaurants & Leisure rebounded 9.4% in the quarter after a poor performance in the first quarter, while Pharmaceuticals, whose companies are also blessed with strong and predictable earnings, also performed strongly. Predictably, the worst performing sectors were those where the profit warnings have been most prevalent, so Telecommunication Services, -12.4%, Technology Hardware, with a 7.3% fall, and Media, -3.7%, were the worst performing sectors over the quarter.

                                 MARKET OUTLOOK

     The recent equity market fall has been merited as a weakening European economy and profit warnings from some of Europe's largest companies have taken their toll on sentiment and earnings forecasts. While it is likely that we have not seen the last of the negative earnings surprises, particularly as consensus earnings estimates for 2002 are still overly optimistic, it is important to note that valuations are no longer excessive and are approaching reasonable value, particularly if bond yields continue to fall from their oversold positions. Timing of an equity recovery is difficult to predict, but for those investors prepared to take a long term view the balance of risk for European equities is on the upside.

12

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PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

                               PERFORMANCE REVIEW

     The fund fell by 0.26% over the quarter against a US Dollar benchmark return of -1.04%. The main influence on performance was good stock selection in Japan and elsewhere in Asia. Unfortunately, poor performance within Europe dragged down the overall return.

     In Europe, all of the underperformance came from stock selection, and this in turn was mainly attributable to one stock, BUHRMAN (a leading consolidator in the fragmented global office stationery supply business), which fell 62% during the quarter following a reduced earnings guidance by management. A negative contribution also came from the fund's holding in SULZER (a Swiss engineering company). The company has a medical subsidiary which during the quarter discovered problems with its hip and knee implants. Despite the core assets of SULZER being good quality with significant growth prospects, the potential liabilities arising from the medical division cannot be quantified. Consequently the stock fell 49% during the quarter. Overall, poor performance within Europe subtracted 78 basis points from the fund's relative return.

     Performance within Japan was over 5% ahead of the local index. Good stock selection within Health Care (where we focused on mid-capitalization stocks with relatively low valuations and excellent growth prospects -- KISSEI Pharmaceutical and WELFIDE) worked well as did stock selection in Telecom Services (the fund held NTT DoCoMo which rebounded from its secondary share offering in February and its imminent inclusion in the MSCI index). Good stock selection within Japan contributed 103 basis points to the fund's relative return. Elsewhere in Asia, the regional portfolio outperformed its benchmark due to good stock selection in Australia (overweight resources), exposure to China and good stock selection within Singapore where OVERSEAS UNION BANK was bid for. Overall, good performance within Asia ex-Japan contributed 62 basis points to the fund's relative return.


                                  MARKET REVIEW

     After the turbulence of the first quarter of the year when global equity markets fell sharply, the period running from end March 2001 to end June 2001 witnessed relative calm in financial markets (MSCI EAFE Index fell 0.9%). Currency markets were more subdued, equity markets stabilized and technology shares delivered a much improved quarterly performance. While the MSCI European Price Index fell again in the second quarter, down 1.7% in dollar terms, Japanese equities were unchanged.

     The Federal Reserve continued its policy of cutting US interest rates, reducing US rates by 125 basis points, adding to the 150 basis point reductions in the first quarter. The sharp interest rate cuts seem to have had an effect on the US economy, with both consumer confidence and durable goods orders showing that the US economy seems to have stabilized, albeit at sluggish levels, towards the end of the quarter. The European economy showed little sign of stabilization, however, as industrial production and the influential IFO business survey both came in well below expectations throughout the quarter. The European Central Bank (ECB) responded to the weak economic data by reducing interest rates by 25 basis points to 4.5%. The ECB justified its decision to reduce rates by the benign medium term inflationary and money supply environment, but the sharp rise in Euro-zone May inflation to 3.4%, well above the ECB's target 2% rate, has meant that they have adopted a more hawkish stance in the face of weakening activity data. Despite the weak data, bond yields have risen over the quarter by approximately 40 basis points, reflecting the higher inflationary pressures and a continued anemic performance from the Euro, which fell another 3% against the dollar and 5% against the Japanese Yen.

     Several European companies downgraded profit expectations for both the second quarter and the year. Most notable was NOKIA, Europe's largest technology company and the largest manufacturer of mobile telephony handsets. They cited the lower spending by both retail consumers for handsets and telecommunications operators for mobile network equipment. Other profit warnings came from ST MICROELECTRONICS and PHILIPS (both major semi-conductor manufacturers), CAP GEMINI (IT services provider) and DEUTSCHE LUFTHANSA (the German airline operator). This weak corporate profit environment implies that concensus

13

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PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

earnings estimates for the current year are now predicting a 2% fall in profits, as opposed to a 10% rise predicted six months ago.

     Dissecting European equity performance during the quarter, sectors which demonstrate high earnings predictability have outperformed as investors seek to avoid the next profit warnings. Food, Beverage and Tobacco was the best performing sector (up 7%), while Pharmaceuticals, whose companies are also blessed with strong and predictable earnings, also performed strongly. Predictably, the worst performing sectors were those where the profit warnings have been most prevalent, so Telecommunication Services (-15%) and Technology Hardware (-10%) were the worst performing sectors over the quarter.

     In Japan, economic data was almost universally disappointing over the second quarter with declining construction orders and industrial production as well as continued weakness in consumer spending all pointing to a second quarter of negative GDP growth (i.e. a recession). In addition, news on corporate profits was not a source of joy -- while the results for the last fiscal year (to end-March) surpassed expectations, there have been growing concerns for this year's earnings with poor visibility in many areas of technology and, of course, the weak economic environment impacting those companies geared to the economic cycle. It may therefore seem somewhat surprising that the stock market was virtually unchanged over the quarter. However, with the obvious exception of the TMT related woes, the post-bubble problems which have afflicted Japan for over 10 years are well known and, instead of focusing on the bad news, investors have had reason to cheer the appointment (in April) of Mr. Koizumi as LDP leader and Prime Minister. In a remarkable departure from the back-room deal making that has characterized Japanese politics, Mr. Koizumi was elected by grassroots members on the back of a reformist policy stance. So far, Mr. Koizumi has been big on vision and light on detail, but this is hardly surprising ahead of the Upper House election at the end of July. On a positive note, he has formed a like-minded pro-reform cabinet which seems serious in its intention of attacking many of the structural rigidities and inefficiencies which have prolonged Japan's slump. Consistent with this, those sectors/stocks which offer the best prospects for restructuring (such "old economy" areas as warehousing, wholesale trade and textiles) performed well over the quarter.

                              STRATEGY AND OUTLOOK

     With the Japanese economy struggling and profit momentum slowing, the immediate outlook remains uncertain. Mr. Koizumi and his reforming drive is the key issue, but there remains considerable uncertainty over his plans. The Upper house election at the end of July is the first hurdle -- this will determine whether or not he has a mandate to reform. However, the power struggle within the LDP itself remains a concern and this may well be Mr. Koizumi's biggest obstacle. It is difficult to see the market making much progress in the short-term and we therefore intend to remain underweight for the immediate future. However, there has been a lot of talk of the need for further monetary easing to coincide with the reforms/restructuring which Mr. Koizumi is advocating. For now the Bank of Japan is resisting the pressure to ease, but we believe there is no alternative and this would be the trigger for us to change our stance on Japan.

     At the moment, therefore, we prefer other Asian markets and Europe. Weakness this year has served to underline the valuation argument for Asia ex-Japan (which discounts very low profits growth in coming years) and there is excess liquidity. Our main concern, however, is that the excess liquidity is being created by slowing economic activity.

     With regard to Europe, the recent equity market fall has been merited as a weakening European economy and profit warnings from some of Europe's largest companies have taken their toll on sentiment and earnings forecasts. While it is likely that we have not seen the last of the negative earnings surprises, particularly as consensus earnings estimates for 2002 are still overly optimistic, it is important to note that valuations are no longer excessive and are approaching reasonable value, particularly if bond yields continue to fall from their oversold positions. With the European portfolio, we are likely to maintain the more neutral sector stance recently adopted. In summary, the portfolio has reduced the "growth" bias and is expected to remain overweight in interest rate sensitive areas.

14

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PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------





COMMON STOCKS -- 90.8%
CROATIA -- 6.4%
         7,000    Pliva d.d., GDR, Registered Shares                    $ 78,260
         2,200    Zagrebacka Banka d.d., GDR, Registered Shares           44,220
                                                                         -------
                                                                         122,480
                                                                        --------
CZECH REPUBLIC -- 7.7%
        20,000    Ceske Energeticke Zavody AS                             45,411
         2,400    Cesky Telecom AS                                        21,918
         9,000    Komercni Banka AS, GDR+                                 80,550
                                                                        --------
                                                                         147,879
                                                                        --------
ESTONIA -- 0.6%
           900    AS Eesti Telekom, GDR, Registered Shares                10,575
                                                                        --------
HUNGARY -- 17.2%
         1,000    BorsodChem Rt., Sponsored GDR                           17,500
           600    EGIS Rt.                                                20,612
           800    Gedeon Richter Rt., Sponsored GDR                       43,800
         6,500    Magyar Tavkozlesi Rt., Sponsored ADR                    97,175
         6,000    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR          85,500
         1,000    OTP Bank Rt., Sponsored GDR                             51,250
         1,200    Pannonplast Rt.                                         14,574
                                                                        --------
                                                                         330,411
                                                                        --------
POLAND -- 20.4%
         1,500    Bank Polska Kasa Opieki SA+                             25,696
         2,907    Bank Zachodni WBK SA+                                   30,806
         1,100    ComputerLand SA+                                        21,888
        11,000    Elektrim Spolka Akcyjna SA+                             70,491
         1,050    Grupa Kety SA+                                          10,080
         6,000    KGHM Polska Miedz SA, GDR+                              52,500
         2,000    Orbis SA+                                                8,280
         7,000    Polski Koncern Naftowy Orlen SA, GDR                    63,560
         2,400    Prokom Software SA, GDR                                 29,520
         1,000    Przedsiebiorstwo Farmaceutyczne JELFA SA                10,423
        15,000    Telekomunikacja Polska SA, GDR                          67,800
                                                                        --------
                                                                         391,044
                                                                        --------
RUSSIA -- 33.7%
        11,000    AO Mosenergo, Sponsored ADR                             43,010
         2,250    AO VimpelCom, Sponsored ADR+                            36,922
         2,100    Lukoil, Sponsored ADR                                  100,727
         1,750    Mobile Telesystems, Sponsored ADR+                      47,950
         2,500    Moscow City Telephone+                                  17,500
         6,300    Norilsk Nickel+                                        113,715




                       SEE NOTES TO FINANCIAL STATEMENTS.

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PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
RUSSIA -- (continued)
        10,200    OAO Gazprom, ADR                                                                 $    111,690
        12,600    RAO Unified Energy Systems, GDR, Registered Shares                                    143,766
        14,000    Saint Petersburg Telephone+                                                             5,040
         2,000    Surgutneftegaz, Sponsored ADR                                                          25,580
                                                                                                   ------------
                                                                                                        645,900
                                                                                                   ------------
TURKEY -- 4.8%
       900,000    Enka Holding Yatirim AS                                                                58,807
        12,000    Turkcell Iletisim Hizmetleri AS, ADR+                                                  33,600
                                                                                                   ------------
                                                                                                         92,407
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $1,911,707)                                                                 1,740,696
                                                                                                   ------------

PREFERRED STOCKS -- 0.9% (COST $48,000)
RUSSIA -- 0.9%
        50,000    Rostelecom, Preferred Par 7.42%+                                                       17,362

                                                                                                   ------------

TOTAL INVESTMENTS (COST $1,959,707*)                                                    91.7%         1,758,058
OTHER ASSETS AND LIABILITIES (NET)                                                       8.3            159,893
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%        $1,917,951
---------------------------------------------------------------------------------------------------------------

  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

Abbreviations:
ADR    American Depositary Receipt
GDR    Global Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

AT JUNE 30, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS:

                                                     % OF NET         VALUE
INDUSTRY DIVERSIFICATION                              ASSETS         (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Utilities - Electric and Gas                           21.2%       $ 407,437
Telecommunications                                     14.1          270,680
Banking                                                12.1          232,522
Energy Sources                                         11.0          211,807
Metals - Non Ferrous                                    9.2          176,295
Health and Personal Care                                8.0          153,095
Electronic Components and Instruments                   3.7           70,491
Business and Public Services                            3.6           67,800
Construction and Housing                                3.1           58,807
Data Processing and Reproduction                        1.5           29,520
Multi-Industry                                          1.2           21,888
Chemicals                                               0.9           17,500
Building Materials and Components                       0.8           14,574
Leisure and Tourism                                     0.4            8,280
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                    90.8        1,740,696
PREFERRED STOCKS                                        0.9           17,362
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      91.7%       1,758,058
OTHER ASSETS AND LIABILITIES (NET)                      8.3          159,893
--------------------------------------------------------------------------------
NET ASSETS                                            100.0%      $1,917,951
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 92.4%
BRAZIL -- 2.4%
        19,000    Cia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR                $    440,990
     1,800,000    Cia de Saneamento Basico do Estado de Sao Paulo                                       130,163
        33,000    Cia Siderurgica Nacional SA, Sponsored ADR                                            607,200
        34,000    Cia Vale do Rio Doce                                                                  780,284
                                                                                                   ------------
                                                                                                      1,958,637
                                                                                                   ------------

CHILE -- 0.5%
        31,000    Cia de Telecomunicaciones de Chile SA, Sponsored ADR+                                 436,480
                                                                                                   ------------

CHINA -- 7.9%
     1,615,000    Brilliance China Automotive Holdings, Ltd.                                            393,412
       472,000    China Everbright, Ltd.                                                                438,735
       199,000    China Mobile (Hong Kong), Ltd.+                                                     1,051,168
     3,263,000    China Petroleum and Chemical Corporation (Sinopec), Class H                           652,625
       430,000    China Resources Enterprise, Ltd.                                                      724,963
     2,082,000    China Shipping Development Company, Ltd., Class H                                     400,400
       716,000    Cosco Pacific, Ltd.                                                                   472,762
     1,147,300    Denway Motors, Ltd.+                                                                  411,867
     5,047,000    Sinopec Shanghai Petrochemical Company, Ltd.                                          737,667
     3,440,000    Sinopec Yizheng Chemical Fibre Company, Ltd., Class H                                 740,951
     2,030,000    TCL International Holdings, Ltd.                                                      382,591
                                                                                                   ------------
                                                                                                      6,407,141
                                                                                                   ------------
CZECH REPUBLIC -- 1.5%
        43,000    Cesky Telecom AS                                                                      392,689
        90,000    Komercni Banka AS, GDR+                                                               805,500
                                                                                                   ------------
                                                                                                      1,198,189
                                                                                                   ------------
EGYPT -- 0.9%
        86,000    Commercial International Bank                                                         761,184
                                                                                                   ------------

GREECE -- 4.6%
       146,000    Athens Water Supply and Sewage Company SA                                             919,578
        43,000    Coca-Cola Hellenic Bottling Company SA                                                499,442
       115,000    Hellenic Petroleum SA                                                                 628,917
       112,000    Hellenic Telecommunications Organization SA (OTE)                                   1,463,957
        26,000    STET Hellas Telecommunications SA, ADR+                                               202,800
                                                                                                   ------------
                                                                                                      3,714,694
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

18


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS-- (continued)
HUNGARY -- 2.3%
         8,500    Gedeon Richter Rt., Sponsored GDR                                                $    465,375
        55,000    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                                        783,750
        13,000    OTP Bank Rt., Sponsored GDR                                                           666,250
                                                                                                   ------------
                                                                                                      1,915,375
                                                                                                   ------------
INDIA -- 6.2%
        22,000    Dr. Reddy's Laboratories, Ltd., ADR+                                                  408,100
        60,200    Hindalco Industries, Ltd., Sponsored GDR@                                           1,176,910
        30,100    ITC, Ltd., GDR                                                                        556,850
        58,500    Larson & Toubro, GDR, Registered S Shares                                             595,237
        38,400    Reliance Industries, Ltd., Sponsored GDR@                                             588,672
       120,000    State Bank of India, GDR                                                            1,332,000
       273,000    Tata Engineering and Locomotive Company, Ltd., Sponsored GDR                          402,675
                                                                                                   ------------
                                                                                                      5,060,444
                                                                                                   ------------
INDONESIA -- 3.5%
     2,496,500    PT Astra Agro Lestari Tbk                                                             208,232
     2,087,500    PT Astra International Tbk+                                                           361,980
       324,000    PT Gudang Garam Tbk                                                                   375,500
     4,705,000    PT Indofood Sukses Makmur Tbk                                                         351,132
     2,300,000    PT Telekomunikasi Indonesia                                                           646,204
       163,000    PT Telekomunikasi Indonesia, Sponsored ADR                                            906,280
                                                                                                   ------------
                                                                                                      2,849,328
                                                                                                   ------------
MALAYSIA -- 3.6%
     1,547,000    Malayan Cement Berhad                                                                 407,124
       356,000    Malaysia International Shipping Corporation Berhad(F)                                 637,082
        60,000    Nestle (Malaysia) Berhad                                                              315,804
       642,400    Public Bank Berhad                                                                    441,248
       390,000    Sime Darby Berhad                                                                     406,440
       212,000    Star Publications (Malaysia) Berhad                                                   479,811
        93,000    Tenaga Nasional Berhad                                                                214,155
                                                                                                   ------------
                                                                                                      2,901,664
                                                                                                   ------------
MEXICO -- 8.4%
       608,000    Grupo Elektra SA, de CV, CPO                                                          585,466
       388,000    Grupo Financiero Banamex Accival, SA de CV, Class O                                 1,000,447
       153,000    Grupo Mexico SA, Series B                                                             397,705
        12,000    Grupo Televisa SA, Sponsored ADR+                                                     480,120
       253,000    Kimberly-Clark de Mexico, SA de CV, Class A                                           753,422
        21,000    Panamerican Beverages, Inc., Class A                                                  426,300
        53,000    Telefonos de Mexico SA de CV, ADR                                                   1,859,770
        50,000    Tubos de Acero de Mexico SA, Sponsored ADR                                            632,500
       273,000    Wal-Mart de Mexico SA de CV, Series V                                                 739,074
                                                                                                   ------------
                                                                                                      6,874,804
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              19


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
PAKISTAN -- 0.4%
     1,075,000    Pakistan Telecommunications Company, Ltd.                                        $    302,179
                                                                                                   ------------

PHILIPPINES -- 2.1%
       615,000    ABS-CBN Broadcasting Corporation, PDR                                                 469,368
       249,000    Manila Electric Company, Class B+                                                     263,676
        14,000    Philippine Long Distance Telephone Company                                            193,662
       567,600    San Miguel Corporation, Class B                                                       514,416
     2,580,000    SM Prime Holdings, Inc.                                                               305,204
                                                                                                   ------------
                                                                                                      1,746,326
                                                                                                   ------------
POLAND -- 1.6%
        40,000    KGHM Polska Miedz SA, GDR+                                                            350,000
        26,000    Polski Koncern Naftowy Orlen SA, GDR                                                  236,080
       161,000    Telekomunikacja Polska SA, GDR                                                        727,720
                                                                                                   ------------
                                                                                                      1,313,800
                                                                                                   ------------
SLOVAKIA -- 0.0%
         2,700    Chirana Prema AS+##                                                                         0
                                                                                                   ------------

SOUTH AFRICA -- 14.0%
       305,300    ABSA Group, Ltd.                                                                    1,433,473
        22,400    Anglo American Plc                                                                    332,335
       138,000    Barloworld, Ltd.                                                                    1,023,710
       211,600    Gold Fields, Ltd.                                                                     951,525
        73,000    Harmony Gold Mining Company, Ltd.                                                     424,710
       286,000    Iscor, Ltd.+                                                                        1,028,871
       271,000    Old Mutual Plc                                                                        611,839
       921,000    Sanlam, Ltd.                                                                        1,256,751
        65,000    Sappi, Ltd.                                                                           571,684
        80,000    Sasol, Ltd.                                                                           730,406
       241,000    South African Breweries Plc                                                         1,823,659
       270,000    Standard Bank Investment Corporation, Ltd.                                          1,175,622
                                                                                                   ------------
                                                                                                     11,364,585
                                                                                                   ------------
SOUTH KOREA -- 11.7%
        76,350    Daewoo Shipbuilding & Marine Engineering Company, Ltd.+                               467,921
       103,000    Good Morning Securities Company+                                                      407,896
       157,600    Hana Bank                                                                           1,151,290
       135,000    Hanaro Telecom, Inc.+                                                                 352,954
       223,600    Hynix Semiconductor, Inc.+                                                            480,572
        33,500    Hyundai Motor Company, Ltd.                                                           729,015
        25,700    Korea Electric Power Corporation                                                      478,248
        34,000    Korea Tobacco & Ginseng Corporation                                                   461,454

                       SEE NOTES TO FINANCIAL STATEMENTS.

20


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SOUTH KOREA -- (continued)
        10,300    KT Freetel+                                                                      $    297,012
        44,000    LG Chem, Ltd.+                                                                        585,334
        39,000    LG Electronics, Inc.                                                                  500,825
        68,000    Pohang Iron & Steel Company, Ltd., Sponsored ADR                                    1,340,960
        11,400    Samsung Electronics Company, Ltd.                                                   1,683,105
        17,700    Samsung Fire & Marine Insurance                                                       565,522
                                                                                                   ------------
                                                                                                      9,502,108
                                                                                                   ------------
TAIWAN -- 12.3%
       374,400    Accton Technology Corporation+                                                        449,192
     1,100,000    Acer, Inc.                                                                            718,987
       113,750    Asustek Computer, Inc.                                                                480,796
       855,000    Cathay Life Insurance Company, Ltd.                                                 1,030,767
       990,000    Chiao Tung Bank+                                                                      716,112
     1,438,000    China Steel Corporation                                                               718,511
       345,000    Compal Electronics, Inc.                                                              370,823
       854,600    Evergreen Marine Corporation+                                                         382,322
       523,000    Far Eastern Textile, Ltd.                                                             291,708
       640,000    Fubon Insurance Company                                                               529,872
       142,460    Hon Hai Precision Industry Company, Ltd.                                              749,062
        57,432    Mosel Vitelic, Inc., GDR+                                                             287,159
       426,300    Nan Ya Plastic Corporation                                                            430,964
       756,486    Taiwan Cellular Corporation+                                                          986,719
       228,200    Taiwan Semiconductor Manufacturing Company, Ltd.+                                     424,269
       539,000    United Microelectronics Corporation+                                                  715,568
        45,709    Winbond Electronics Corporation, Registered S Shares, GDR                             372,528
       593,000    Yuanta Core Pacific Securities Company+                                               341,088
                                                                                                   ------------
                                                                                                      9,996,447
                                                                                                   ------------
THAILAND -- 5.7%
        48,400    Advanced Info Service Public Company, Ltd. (F)                                        515,333
       680,000    Bangkok Bank Public Company, Ltd. (F)+                                                690,975
       172,000    BEC World Public Company, Ltd. (F)                                                    919,474
        92,678    Delta Electronics (Thailand) Public Company, Ltd. (F)                                 446,302
     1,548,000    Krung Thai Bank Public Company, Ltd. (F)+                                             410,344
       131,600    Shin Corporation Public Company, Ltd. (F)+                                            500,012
        54,000    Siam Cement Public Company, Ltd. (F)+                                                 584,502
     1,372,300    Thai Farmers Bank Public Company, Ltd. (F)+                                           606,282
                                                                                                   ------------
                                                                                                      4,673,224
                                                                                                   ------------
TURKEY -- 2.8%
    44,000,000    Eregli Demir ve Celik Fabrikalari TAS+                                                499,619
    18,666,666    Koc Holding AS                                                                        483,417


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                              21


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
TURKEY -- (continued)
    13,600,000    Petrol Ofisi AS+                                                                 $    460,574
    80,340,000    Turkiye Garanti Bankasi AS+                                                           403,315
   142,500,000    Yapi ve Kredi Bankasi AS+                                                             442,844
                                                                                                   ------------
                                                                                                      2,289,769
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $85,424,383)                                                               75,266,378
                                                                                                   ------------

PREFERRED STOCKS -- 5.7%
BRAZIL -- 5.7%
   123,700,000    Banco Bradesco SA, Preference No Par 4.98%                                            642,760
    13,000,000    Banco Itau SA, Preference No Par                                                    1,125,826
    37,000,000    Centrais Eletricas Brasileiras SA, Class B, Preferference No Par                      437,223
    59,000,000    Cia Energetica de Minas Gerais, Preference Par                                        700,004
        23,000    Cia Vale do Rio Doce, Class A+, Preference No Par                                     529,831
        59,900    Cia Vale do Rio Doce, Class B+##                                                          260
        41,000    Petroleo Brasileiro SA, Preference No Par                                             953,358
        80,000    Usinas Siderurgicas de Minas Gerais SA, Class A, Preference No Par 3.37%              226,551
                                                                                                   ------------
                                                                                                      4,615,813
                                                                                                   ------------
TOTAL PREFERRED STOCKS (COST $5,765,036)                                                              4,615,813
                                                                                                   ------------

RIGHTS & WARRANTS -- 0.0%
SOUTH AFRICA -- 0.0%
         4,500    Harmony Gold Mining-CW03                                                                    0
                                                                                                   ------------

THAILAND -- 0.0%
       245,684    Telecomasia                                                                                 0
                                                                                                   ------------
TOTAL RIGHTS AND WARRANTS (COST $0)                                                                           0
                                                                                                   ------------
TOTAL INVESTMENTS (COST $91,189,419*)                                                   98.1%        79,882,191
OTHER ASSETS AND LIABILITIES (NET)                                                       1.9          1,554,441

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%       $81,436,632
---------------------------------------------------------------------------------------------------------------

  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amount to $1,765,582 or 2.17% of total net assets.

Abbreviations:
ADR    American Depositary Receipt
GDR    Global Depositary Receipt
PDR    Philippine Depository Receipt
(F)    Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

AT JUNE 30, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS:
                                                       % OF NET       VALUE
INDUSTRY DIVERSIFICATION                                ASSETS       (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications                                       12.8%     $10,393,677
Banking                                                  11.8        9,602,966
Metals - Steel                                            6.9        5,607,945
Chemicals                                                 6.7        5,497,099
Beverages and Tobacco                                     5.7        4,657,621
Insurance                                                 4.9        3,994,751
Electronic Components and Instruments                     4.7        3,846,283
Financial Services                                        4.4        3,621,639
Multi-Industry                                            3.6        2,894,239
Energy Sources                                            3.1        2,525,866
Automobiles                                               2.8        2,298,949
Utilities - Electrical and Gas                            2.8        2,241,900
Metals - Non Ferrous                                      2.4        1,924,615
Transportation - Shipping                                 2.3        1,892,566
Broadcasting and Publishing                               2.3        1,868,653
Merchandising                                             2.2        1,765,530
Data Processing and Reproduction                          1.9        1,582,374
Machinery and Engineering                                 1.8        1,491,631
Gold Mines                                                1.7        1,376,235
Construction and Housing                                  1.4        1,179,739
Food and Household Products                               1.1          875,168
Health and Personal Care                                  1.1          873,475
Business and Public Services                              0.9          727,720
Forest Products and Paper                                 0.7          571,684
Appliances and Household Durables                         0.6          500,825
Electrical and Electronics                                0.5          449,192
Building Materials and Components                         0.5          407,124
Real Estate                                               0.4          305,204
Textiles and Apparel                                      0.4          291,708
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      92.4       75,266,378
PREFERRED STOCKS                                          5.7        4,615,813
RIGHTS AND WARRANTS                                       0.0                0
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                        98.1%      79,882,191
OTHER ASSETS AND LIABILITIES (NET)                        1.9        1,554,441
-------------------------------------------------------------------------------
NET ASSETS                                              100.0%     $81,436,632
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 92.9%
AUSTRALIA -- 3.2%
        55,000    BRL Hardy, Ltd.                                                                  $    292,036
        50,000    ResMed, Inc.+                                                                         263,658
        70,000    Spotless Group, Ltd.                                                                  264,980
                                                                                                   ------------
                                                                                                        820,674
                                                                                                   ------------
AUSTRIA -- 1.0%
         8,000    Palfinger AG                                                                          247,266
                                                                                                   ------------

BELGIUM - 2.3%
        15,600    Omega Pharma SA                                                                       600,895
                                                                                                   ------------

CHINA -- 1.9%
       260,000    China Everbright, Ltd.                                                                241,676
     1,000,000    Qingling Motors Company, Ltd., Class H                                                243,599
                                                                                                   ------------
                                                                                                        485,275
                                                                                                   ------------
DENMARK -- 1.3%
         7,000    Vestas Wind Systems A/S                                                               326,376
                                                                                                   ------------
FINLAND -- 2.1%
        80,300    Aldata Solution Oyj+                                                                  275,317
        30,000    Sampo Oyj, Class A                                                                    255,241
                                                                                                   ------------
                                                                                                        530,558
                                                                                                   ------------
FRANCE -- 14.9%
        12,000    A Novo                                                                                252,955
         3,904    Altedia                                                                               118,650
         2,400    Bonduelle SCA                                                                          85,741
         2,100    Compagnie Francaise d'Etudes et de Construction SA (Technip)                          294,403
         1,570    Galeries Lafayette                                                                    231,266
        15,000    Linedata Services                                                                     286,606
         2,600    Marionnaud Parfumeries+                                                               229,793
         9,500    Neopost SA+                                                                           243,283
         3,000    Parsys                                                                                125,970
         5,000    Penauille Polyservices                                                                283,601
         5,300    Pierre & Vacances                                                                     287,156
         4,800    Plastivaloire+                                                                         85,294
         7,500    Publicis Groupe SA                                                                    181,589
         7,000    Remy Cointreau SA                                                                     201,484
         5,000    Solving International SA+                                                             296,299
         9,000    SR Teleperformance                                                                    201,907
         6,000    Transiciel SA                                                                         224,561
         6,300    Trigano                                                                               213,336
                                                                                                   ------------
                                                                                                      3,843,894
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

24


PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
GERMANY -- 6.3%
        12,500    Buderus AG                                                                       $    285,717
         4,000    DePfa Deutsche Pfandbriefbank AG                                                      267,516
         3,560    Energiekontor AG+                                                                     211,870
         3,550    Medion AG                                                                             288,511
         8,200    Suess MicroTec AG+                                                                    239,495
         9,570    Wedeco AG Water Technology+                                                           320,016
                                                                                                   ------------
                                                                                                      1,613,125
                                                                                                   ------------
HONG KONG -- 5.9%
       210,000    Beijing Enterprises Holdings, Ltd.                                                    270,587
       350,000    China Merchants Holdings International Company, Ltd.                                  264,754
       250,000    Hang Lung Development Company, Ltd.                                                   241,996
       450,000    i-CABLE Communications, Ltd.+                                                         250,971
       400,000    JCG Holdings, Ltd.                                                                    238,471
       370,000    South China Morning Post (Holdings), Ltd.                                             244,304
                                                                                                   ------------
                                                                                                      1,511,083
                                                                                                   ------------
ITALY -- 3.1%
        20,000    Gruppo Coin SpA+                                                                      242,458
        34,000    Industria Macchine Automatiche SpA                                                    259,050
        15,000    Permasteelisa SpA                                                                     218,288
        20,000    Saeco International Group SpA                                                          74,498
                                                                                                   ------------
                                                                                                        794,294
                                                                                                   ------------
JAPAN -- 18.3%
         8,000    Capcom Company, Ltd.                                                                  277,171
         4,500    Don Quijote Company, Ltd.                                                             288,720
        30,000    Fuji Oil Company, Ltd.                                                                264,419
        50,000    Fujitec Company, Ltd.                                                                 233,382
        13,200    Gulliver International Company, Ltd.                                                  289,009
        15,000    Hisamitsu Pharmaceutical Company, Inc.                                                240,359
         6,000    Joint Corporation                                                                     267,066
         5,500    Misumi Corporation                                                                    267,748
         5,000    Nippon Broadcasting System, Inc.                                                      176,440
         5,000    Nippon Systemware Company, Ltd.                                                       188,470
        16,000    Pulstec Industrial Company, Ltd.                                                      128,320
         1,700    Shohkoh Fund & Company, Ltd.                                                          277,861
        90,000    Sumitomo Osaka Cement Company, Ltd.                                                   187,668
         9,000    Sumitomo Real Estate Sales Company, Ltd.                                              251,186
         6,000    TIS, Inc.                                                                             233,382
        19,200    Tokai Rubber Industries, Ltd.                                                         174,926
        25,000    Tokyo Style Company, Ltd.                                                             278,695

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              25


PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN -- (continued)
        14,000    Toppan Forms Company, Ltd.                                                       $    235,227
         8,400    Tose Company, Ltd.                                                                    224,336
        18,000    Ushio, Inc.                                                                           247,000
                                                                                                   ------------
                                                                                                      4,731,385
                                                                                                   ------------
NETHERLANDS -- 1.4%
        10,000    Internatio-Muller NV                                                                  229,844
         4,400    Jomed NV+                                                                             124,849
                                                                                                   ------------
                                                                                                        354,693
                                                                                                   ------------
NORWAY -- 1.6%
        32,900    Tandberg ASA+                                                                         417,623
                                                                                                   ------------

SINGAPORE -- 0.8%
       350,000    Singapore Exchange, Ltd.                                                              222,837
                                                                                                   ------------

SPAIN -- 2.0%
        38,500    Mecalux SA                                                                            233,040
        20,000    Sociedad General de Aguas de Barcelona SA                                             275,474
                                                                                                   ------------
                                                                                                        508,514
                                                                                                   ------------
SWEDEN -- 2.4%
        35,000    Capio AB+                                                                             255,628
        21,500    D. Carnegie & Company AB+                                                             245,913
        12,500    Eniro AB                                                                              123,451
                                                                                                   ------------
                                                                                                        624,992
                                                                                                   ------------
SWITZERLAND -- 1.9%
         3,000    Tecan Group AG, Registered Shares                                                     248,698
           300    Unilabs AG                                                                            248,697
                                                                                                   ------------
                                                                                                        497,395
                                                                                                   ------------
UNITED KINGDOM -- 22.5%
       120,000    Balfour Beatty Plc                                                                    336,273
        80,000    Cattles Plc                                                                           331,350
        14,000    Celltech Group Plc+                                                                   235,883
        17,000    Cobham Plc                                                                            280,333
       400,000    Corporate Services Group Plc+                                                         281,282
       121,700    Datamonitor Plc+                                                                      218,229
        75,000    Eidos Plc+                                                                            260,537
       150,000    First Choice Holidays Plc                                                             314,333

                       SEE NOTES TO FINANCIAL STATEMENTS.

26


PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
UNITED KINGDOM -- (continued)
        55,000    HIT Entertainment Plc                                                            $    282,337
        38,000    Informa Group Plc                                                                     163,003
        35,000    iSoft Group Plc                                                                       123,061
       150,000    Mentmore Abbey Plc                                                                    276,359
       120,000    Mitie Group Plc                                                                       243,028
        35,000    Nestor Healthcare Group Plc                                                           269,503
        40,000    Pace Micro Technology Plc                                                             214,899
       225,000    PHS Group Plc+                                                                        268,976
       240,000    Pressac Plc                                                                           199,148
        35,000    Ricardo Plc                                                                           256,705
        38,000    Spectris Plc                                                                          272,028
        90,000    Taylor Nelson Sofres Plc                                                              258,850
        30,000    Television Corporation Plc                                                            189,443
        25,200    Volex Group Plc                                                                       235,686
        40,000    WH Smith Plc                                                                          304,066
                                                                                                   ------------
                                                                                                      5,815,312
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $26,070,755)                                                               23,946,191
                                                                                                   ------------

PREFERRED STOCKS -- 1.1% (COST $264,594)
GERMANY - 1.1%
         1,000    Hugo Boss AG, Preferred No Par 1.86%                                                  279,368

                                                                                                   ------------

RIGHTS & WARRANTS -- 0.1%
FRANCE -- 0.0% #
         2,600    Marionnaud Parfumeries                                                                  2,113
           500    Marionnaud Parfumeries, expiration 6/30/02                                              2,349
                                                                                                   ------------
                                                                                                          4,462
                                                                                                   ------------
UNITED KINGDOM -- 0.1%
        25,000    Eidos Plc                                                                              31,293
                                                                                                   ------------
TOTAL RIGHTS & WARRANTS (COST $0)                                                                        35,755
                                                                                                   ------------
TOTAL INVESTMENTS (COST $26,335,349*)                                                   94.1%        24,261,314
OTHER ASSETS AND LIABILITIES (NET)                                                       5.9          1,523,780
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%       $25,785,094
---------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
# Amount represents less than 0.1%.

Abbreviations:
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

AT JUNE 30, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS:

                                                     % OF NET          VALUE
INDUSTRY DIVERSIFICATION                              ASSETS         (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Business and Public Services                            13.8%       $ 3,556,846
Health and Personal Care                                 9.7          2,488,170
Broadcasting and Publishing                              8.8          2,268,608
Financial Services                                       6.2          1,594,121
Merchandising                                            5.0          1,296,303
Data Processing and Reproduction                         4.6          1,189,855
Electrical and Electronics                               4.0          1,042,322
Machinery and Engineering                                4.0          1,031,425
Building Materials and Components                        3.6            939,807
Leisure and Tourism                                      3.2            814,825
Real Estate                                              3.0            760,248
Multi-Industry                                           3.0            759,481
Electronic Components and Instruments                    2.9            750,997
Telecommunications                                       2.7            696,223
Wholesale and International Trade                        2.2            556,757
Textiles and Apparel                                     2.1            543,675
Industrial Components                                    2.0            511,199
Beverages and Tobacco                                    1.9            493,520
Food and Household Products                              1.4            350,160
Construction and Housing                                 1.1            294,403
Aerospace and Military Technology                        1.1            280,333
Utilities - Electric and Gas                             1.1            275,474
Banking                                                  1.0            267,516
Transportation - Shipping                                1.0            264,754
Recreation, Other Consumer Goods                         1.0            260,537
Insurance                                                1.0            255,241
Automobiles                                              0.9            243,599
Misc. Material and Commodities                           0.3             85,294
Appliance and Household Durables                         0.3             74,498
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     92.9         23,946,191
PREFERRED STOCKS                                         1.1            279,368
RIGHTS AND WARRANTS                                      0.1             35,755
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       94.1%        24,261,314
OTHER ASSETS AND LIABILITIES (NET)                       5.9          1,523,780
--------------------------------------------------------------------------------
NET ASSETS                                             100.0%       $25,785,094
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%
FINLAND -- 2.5%
         8,310    Nokia Oyj                                                                        $    188,327
                                                                                                   ------------

FRANCE -- 16.6%
         3,067    Alcatel SA, Class A                                                                    64,132
         1,935    Aventis SA                                                                            154,474
         2,332    Axa                                                                                    66,432
         1,650    BNP Paribas SA                                                                        143,595
         4,695    Havas Advertising SA                                                                   51,670
           740    L'Air Liquide SA                                                                      106,311
         1,287    Lafarge SA                                                                            110,043
         2,100    LVMH Moet Hennessy Louis Vuitton                                                      105,779
           750    Renault SA                                                                             33,842
         4,400    Suez SA                                                                               141,546
         1,864    TotalFinaElf SA                                                                       261,002
                                                                                                   ------------
                                                                                                      1,238,826
                                                                                                   ------------
GERMANY -- 12.7%
           460    Allianz AG, Registered Shares                                                         135,013
         2,250    Deutsche Bank AG, Registered Shares                                                   160,764
         4,000    Deutsche Lufthansa AG, Registered Shares                                               63,662
         5,055    Deutsche Telekom AG, Registered Shares                                                114,089
         3,181    E.On AG                                                                               165,346
           850    Fresenius Medical Care AG                                                              60,085
           400    Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares                      112,255
           465    SAP AG                                                                                 64,126
         1,237    Siemens AG                                                                             74,875
                                                                                                   ------------
                                                                                                        950,215
                                                                                                   ------------
IRELAND -- 1.1%
         8,490    Bank of Ireland                                                                        84,092
                                                                                                   ------------

ITALY -- 8.4%
        14,186    Eni SpA                                                                               172,936
        11,210    Riunione Adriatica di Sicurta SpA                                                     137,796
        13,000    Telecom Italia Mobile SpA                                                              66,253
        13,276    Telecom Italia SpA                                                                    119,134
        30,000    UniCredito Italiano SpA                                                               128,763
                                                                                                   ------------
                                                                                                        624,882
                                                                                                   ------------
NETHERLANDS -- 8.1%
         1,899    Aegon NV                                                                               53,454
         5,262    Buhrmann NV                                                                            49,625
         3,000    ING Groep NV                                                                          196,066
         3,900    Koninklijke Ahold NV                                                                  122,160

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                              29


PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
NETHERLANDS -- (continued)
         3,600    TNT Post Group NV                                                                $     75,125
         3,160    VNU NV                                                                                107,006
                                                                                                   ------------
                                                                                                        603,436
                                                                                                   ------------
SPAIN -- 4.1%
        12,780    Amadeus Global Travel Distribution SA, Class A                                         77,357
         9,334    Banco Bilbao Vizcaya Argentaria SA                                                    120,741
         8,479    Telefonica SA+                                                                        104,513
                                                                                                   ------------
                                                                                                        302,611
                                                                                                   ------------
SWEDEN -- 1.6%
        20,620    Nordea AB                                                                             117,450
                                                                                                   ------------

SWITZERLAND -- 13.6%
         1,030    Nestle SA, Registered Shares                                                          218,909
         5,700    Novartis AG, Registered Shares                                                        206,294
         1,950    Roche Holding Ag-Genussshein                                                          140,497
            53    Swiss Re, Registered Shares                                                           105,920
         2,550    Syngenta AG+                                                                          134,071
         1,460    UBS AG, Registered Shares                                                             209,167
                                                                                                   ------------
                                                                                                      1,014,858
                                                                                                   ------------
UNITED KINGDOM -- 27.2%
         1,200    Barclays Plc                                                                           36,792
        10,000    BP Plc                                                                                 82,205
        11,700    British Telecommunications Plc+                                                        73,554
        12,172    GlaxoSmithKline Plc                                                                   342,376
        18,149    HSBC Holdings Plc                                                                     215,048
         6,080    Logica Plc                                                                             73,795
         9,363    Reckitt Benckiser Plc                                                                 134,974
        14,000    Reed International Plc                                                                124,045
        11,985    Scottish Power Plc                                                                     88,156
        31,829    Shell Transport & Trading Company Plc                                                 264,559
        38,233    Tesco Plc                                                                             137,923
        21,200    Unilever Plc                                                                          178,597
       126,988    Vodafone Group Plc                                                                    281,291
                                                                                                   ------------
                                                                                                      2,033,315
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $8,467,401)                                                                 7,158,012
                                                                                                   ------------


TOTAL INVESTMENTS (COST $8,467,401*)                                                    95.9%        $7,158,012
OTHER ASSETS AND LIABILITIES (NET)                                                       4.1            303,492
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%        $7,461,504
---------------------------------------------------------------------------------------------------------------

  * Aggregate cost for Federal tax purposes. + Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

AT JUNE 30, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS:

                                                 % OF NET           VALUE
INDUSTRY DIVERSIFICATION                          ASSETS          (NOTE 1)
---------------------------------------------------------------------------
COMMON STOCKS:
Banking                                             16.3%        $1,216,412
Health and Personal Care                            13.9          1,037,797
Energy Sources                                      10.5            780,702
Telecommunications                                  10.2            758,834
Insurance                                            8.2            610,870
Food and Household                                   7.1            532,480
Business and Public Services                         4.8            358,154
Electrical and Electronics                           4.4            327,334
Broadcasting and Publishing                          3.8            282,721
Merchandising                                        3.5            260,083
Utilities - Electric and Gas                         3.4            253,502
Financial Services                                   2.6            196,066
Building Materials and Components                    1.5            110,043
Chemicals                                            1.4            106,311
Beverages and Tobacco                                1.4            105,779
Data Processing and Reproduction                     1.0             73,795
Transportation - Airlines                            0.8             63,662
Wholesale & International Trade                      0.7             49,625
Automobiles                                          0.4             33,842
---------------------------------------------------------------------------
TOTAL COMMON STOCKS                                 95.9          7,158,012
-------------------------------------------------------------------------
TOTAL INVESTMENTS                                   95.9%         7,158,012
OTHER ASSETS AND LIABILITIES (NET)                   4.1            303,492
---------------------------------------------------------------------------
NET ASSETS                                         100.0%        $7,461,504
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%
AUSTRALIA -- 1.8%
         4,500    Aristocrat Leisure, Ltd.                                                         $     16,120
        30,000    Lihir Gold, Ltd.+                                                                      13,871
           950    MSCI Australia Index (Opals)+                                                         108,419
                                                                                                   ------------
                                                                                                        138,410
                                                                                                   ------------
CHINA -- 0.2%
        10,000    China Unicom, Ltd.+                                                                    17,437
                                                                                                   ------------

FINLAND -- 1.8%
         6,205    Nokia Oyj                                                                             140,622
                                                                                                   ------------

FRANCE -- 10.4%
         1,820    Alcatel SA, Class A                                                                    38,057
         1,200    Aventis SA                                                                             95,798
         1,760    Axa                                                                                    50,137
           850    BNP Paribas SA                                                                         73,973
         4,710    Havas Advertising SA                                                                   51,835
           550    L'Air Liquide SA                                                                       79,015
           990    Lafarge SA                                                                             84,649
         1,550    LVMH Moet Hennessy Louis Vuitton                                                       78,075
           550    Renault SA                                                                             24,817
         3,250    Suez SA                                                                               104,551
           915    TotalFinaElf SA                                                                       128,121
                                                                                                   ------------
                                                                                                        809,028
                                                                                                   ------------
GERMANY -- 9.1%
           350    Allianz AG, Registered Shares                                                         102,727
         1,687    Deutsche Bank AG, Registered Shares                                                   120,537
         2,800    Deutsche Lufthansa AG, Registered Shares                                               44,563
         3,315    Deutsche Telekom AG, Registered Shares                                                 74,818
         2,360    E.On AG                                                                               122,671
           712    Fresenius Medical Care AG                                                              50,330
           300    Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares                       84,191
           345    SAP AG                                                                                 47,578
           960    Siemens AG                                                                             58,109
                                                                                                   ------------
                                                                                                        705,524
                                                                                                   ------------
HONG KONG -- 2.1%
        16,000    Bank of East Asia, Ltd.                                                                37,130
       100,000    First Pacific Company, Ltd.                                                            21,667
        13,000    Kerry Properties, Ltd.                                                                 17,584
        20,000    New World Development Company, Ltd.                                                    24,360
        12,000    South China Morning Post (Holdings), Ltd.                                               7,923
         5,500    Swire Pacific, Ltd., Class A                                                           28,488

                       SEE NOTES TO FINANCIAL STATEMENTS.

32


PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
HONG KONG -- (continued)
        34,000    Wheelock and Company, Ltd.                                                       $     27,245
                                                                                                   ------------
                                                                                                        164,397
                                                                                                   ------------
IRELAND -- 0.8%
         5,900    Bank of Ireland                                                                        58,439
                                                                                                   ------------

ITALY -- 5.1%
         7,000    Eni SpA                                                                                85,334
         8,835    Riunione Adriatica di Sicurta SpA                                                     108,602
         7,820    Telecom Italia Mobile SpA                                                              70,174
        10,175    Telecom Italia SpA                                                                     51,855
        18,900    UniCredito Italiano SpA                                                                81,121
                                                                                                   ------------
                                                                                                        397,086
                                                                                                   ------------
JAPAN -- 21.4%
        11,000    Bank of Fukuoka, Ltd.                                                                  49,403
         2,000    Canon, Inc.                                                                            80,842
        13,000    Fuji Electric Company, Ltd.                                                            42,747
         8,000    Fuji Heavy Industries, Ltd.                                                            58,899
         3,000    Kissei Pharmaceutical Company, Ltd.                                                    71,097
         3,000    Koa Corporation                                                                        38,496
        30,000    Marubeni Corporation+                                                                  57,744
         4,000    Marui Company, Ltd.                                                                    57,744
         3,000    Matsushita Electric Industrial Company, Ltd.                                           46,965
         6,000    Mitsubishi Electric Corporation                                                        29,738
         6,000    Mitsubishi Estate Company, Ltd.                                                        55,194
             9    Mizuho Holdings, Inc.                                                                  41,864
         6,000    Nichido Fire and Marine Insurance Company, Ltd.                                        37,437
         1,700    Nihon Dempa Kogyo Company, Ltd.                                                        35,380
         4,000    Nippon Sheet Glass Company, Ltd.                                                       23,290
        11,000    Nissan Motor Company, Ltd.                                                             75,957
         2,000    Nomura Securities Company, Ltd.                                                        38,336
             3    NTT DoCoMo, Inc.                                                                       52,210
         4,000    Olympus Optical Company, Ltd.                                                          64,096
        20,000    Orient Corporation                                                                     37,213
         7,000    Q.P. Corporation                                                                       64,898
           200    Rohm Company, Ltd.                                                                     31,085
         2,000    Shin-Etsu Chemical Company, Ltd.                                                       73,463
           500    Sony Corporation                                                                       32,882
         6,000    Sumitomo Corporation                                                                   42,009
         1,000    Takeda Chemical Industries, Ltd.                                                       46,516
           700    Takefuji Corporation                                                                   63,607
         4,000    Takuma Company, Ltd.                                                                   40,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              33


PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN -- (continued)
        13,000    Toda Corporation                                                                 $     45,145
         2,000    Tokyo Broadcasting System, Inc.                                                        38,496
         5,000    Tostem Corporation                                                                     82,205
             9    UFJ Holdings, Inc.                                                                     48,433
         5,000    Welfide Corporation                                                                    51,488
                                                                                                   ------------
                                                                                                      1,654,979
                                                                                                   ------------
NETHERLANDS -- 8.5%
         1,475    Aegon NV                                                                               41,519
         3,790    Buhrmann NV                                                                            35,743
         2,238    ING Groep NV                                                                          146,265
         2,900    Koninklijke Ahold NV                                                                   90,837
         3,190    Royal Dutch Petroleum Company                                                         183,584
         2,056    Royal Vendex KBB NV                                                                    26,108
         2,500    TNT Post Group NV                                                                      52,170
         2,330    VNU NV                                                                                 78,900
                                                                                                   ------------
                                                                                                        655,126
                                                                                                   ------------
PORTUGAL -- 0.8%
         9,360    Portugal Telecom, SGPS, SA, Registered Shares+                                         65,293
                                                                                                   ------------

SINGAPORE -- 1.6%
        20,000    Keppel Capital Holdings, Ltd.                                                          38,420
        44,000    Keppel Land, Ltd.                                                                      55,303
         6,000    Overseas Union Bank, Ltd.                                                              31,120
                                                                                                   ------------
                                                                                                        124,843
                                                                                                   ------------
SPAIN -- 3.0%
        14,590    Amadeus Global Travel Distribution SA, Class A                                         88,313
         5,965    Banco Bilbao Vizcaya Argentaria SA                                                     77,161
         5,306    Telefonica SA+                                                                         65,402
                                                                                                   ------------
                                                                                                        230,876
                                                                                                   ------------
SWEDEN -- 1.0%
        14,170    Nordea AB                                                                              80,711
                                                                                                   ------------

SWITZERLAND -- 9.4%
           750    Nestle SA, Registered Shares                                                          159,400
         4,300    Novartis AG, Registered Shares                                                        155,625
         1,400    Roche Holding AG-Genussshein                                                          100,870
            40    Swiss Re, Registered Shares                                                            79,939
         1,900    Syngenta AG+                                                                           99,896
           900    UBS AG, Registered Shares                                                             128,939
                                                                                                   ------------
                                                                                                        724,669
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

34


PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
UNITED KINGDOM -- 18.9%
         3,260    Barclays Plc                                                                     $     99,951
        20,964    BP Plc                                                                                172,334
         8,450    British Telecommunications Plc+                                                        53,122
         9,134    GlaxoSmithKline Plc                                                                   256,923
        13,870    HSBC Holdings Plc                                                                     164,346
         4,600    Logica Plc                                                                             55,832
         6,940    Reckitt Benckiser Plc                                                                 100,045
         9,200    Reed International Plc                                                                 81,515
         8,755    Scottish Power Plc                                                                     64,398
        28,330    Tesco Plc                                                                             102,199
        15,800    Unilever Plc                                                                          133,105
        80,420    Vodafone Group Plc                                                                    178,138
                                                                                                   ------------
                                                                                                      1,461,908
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $8,786,128)                                                                 7,429,348
                                                                                                   ------------

RIGHTS -- 0.0% #  (COST $0)
PORTUGAL -- 0.0% #
         9,360    Portugal Telecom, SGPS, SA Bonus Rights                                                 1,268
                                                                                                   ------------

TOTAL INVESTMENTS (COST $8,786,128*)                                                    95.9%         7,430,616
OTHER ASSETS AND LIABILITIES (NET)                                                       4.1            318,581
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%        $7,749,197
---------------------------------------------------------------------------------------------------------------------------

  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
  # Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

AT JUNE 30, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS:

                                                  % OF NET            VALUE
INDUSTRY DIVERSIFICATION                           ASSETS            (NOTE 1)
------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                             14.1%           $1,089,684
Health and Personal Care                            12.0               928,543
Telecommunications                                   8.1               628,449
Energy Sources                                       7.3               569,373
Insurance                                            6.5               504,552
Multi-Industry                                       6.2               480,774
Food and Household                                   5.9               457,448
Electrical and Electronics                           4.3               330,622
Business and Public Services                         3.8               292,612
Merchandising                                        3.6               276,888
Financial Services                                   3.4               263,678
Broadcasting and Publishing                          3.3               258,669
Utilities - Electric and Gas                         2.4               187,069
Real Estate                                          2.1               162,102
Building Materials and Components                    2.0               153,084
Chemicals                                            2.0               152,478
Wholesale and International Trade                    1.7               135,496
Electronic Components and Instruments                1.4               104,961
Automobiles                                          1.1                83,716
Machinery and Engineering                            1.0                80,842
Appliances and Household Products                    1.0                79,847
Beverages and Tobacco                                1.0                78,075
Data Processing and Reproduction                     0.7                55,832
Transportation - Airlines                            0.6                44,563
Recreation, Other Consumer Goods                     0.2                16,120
Gold Mines                                           0.2                13,871
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                 95.9             7,429,348
RIGHTS                                               0.0#                1,268
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                   95.9%            7,430,616
OTHER ASSETS AND LIABILITIES (NET)                   4.1               318,581
-------------------------------------------------------------------------------
NET ASSETS                                         100.0%           $7,749,197
-------------------------------------------------------------------------------
  # Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   PICTET         PICTET
                                                      PICTET       GLOBAL      INTERNATIONAL     PICTET     PICTET
                                                      EASTERN     EMERGING         SMALL        EUROPEAN INTERNATIONAL
                                                     EUROPEAN      MARKETS       COMPANIES       EQUITY     EQUITY
                                                       FUND         FUND           FUND           FUND       FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (Cost $1,959,707, $91,189,419,
         $26,335,349, $8,467,401 and $8,786,128,
         respectively) (Note 1)
         See accompanying schedule                   $1,758,058   $79,882,191   $24,261,314    $7,158,012  $7,430,616
      Cash                                              120,090       893,746     1,504,233        11,769      16,735
      Foreign currency (Cost $0, $429,137, $753,513,
         $272,819 and $331,723, respectively)                --       426,838       748,085       270,046     330,760
      Receivable for investment securities sold          48,195       634,539       523,924       126,477      65,040
      Receivable for Fund shares sold                        --        55,000        71,666            --          --
      Receivable from investment adviser (Note 2)         9,149            --            --         9,943      10,425
      Dividends receivable, interest receivable
         and reclaim receivable                           8,554       542,415        47,964        21,307      21,824
      Unamortized organization costs (Note 1)             3,436            --            --            --          --
      Other assets                                          255        22,600         1,714         1,355       1,363
---------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                    1,947,737    82,457,329    27,158,900     7,598,909   7,876,763
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Payable for investment securities purchased         4,185       806,530     1,342,449       131,026     121,040
      Investment advisory fee payable (Note 2)               --        50,087         2,848            --          --
      Payable for Fund shares redeemed                       --            --            --            --          --
      Administration fee payable (Note 2)                    61        13,848            --         1,551       1,461
      Transfer agent fees payable (Note 2)                  884         3,287           897         1,251          --
      Custodian fees payable (Note 2)                     7,095        72,522         4,370         1,675       1,909
      Professional fees payable                           7,383        16,524        10,214            --          --
      Printing fees payable                                 437        18,440         1,513            --       2,909
      Other accrued expenses and payables                 9,741        39,459        11,515         1,902         247
---------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                  29,786     1,020,697     1,373,806       137,405     127,566
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $1,917,951   $81,436,632   $25,785,094    $7,461,504  $7,749,197
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
      Accumulated net investment income/(loss)       $   (1,572)  $ 1,009,188      $ 62,751    $   45,617  $   44,665
      Accumulated net realized loss on investments sold
         (Note 1) and foreign currency related
           transactions                                (185,450)  (59,442,423)   (4,338,034)   (1,346,632)   (965,615)
         Net unrealized depreciation of investments    (201,649)  (11,307,228)   (2,074,035)   (1,309,389) (1,355,512)
      Net unrealized depreciation of foreign
         currency related transactions                       (3)      (26,971)       (1,759)       (3,005)       (357)
      Par value                                           2,182       117,255        31,053        10,083      10,029
      Paid-in capital in excess of par value
         (Notes 1 and 4)                              2,304,443   151,086,811    32,105,118    10,064,830  10,015,987
---------------------------------------------------------------------------------------------------------------------
      TOTAL NET ASSETS                               $1,917,951   $81,436,632   $25,785,094    $7,461,504  $7,749,197
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      SHARES OF BENEFICIAL INTEREST
        OUTSTANDING (NOTE 4)                            218,212    11,725,499     3,105,299     1,008,333   1,002,894
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      Net asset value, offering and redemption
         price per share (Note 4)                         $8.79         $6.95         $8.30         $7.40       $7.73
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                                PICTET        PICTET
                                                     PICTET     GLOBAL     INTERNATIONAL    PICTET       PICTET
                                                     EASTERN   EMERGING        SMALL       EUROPEAN   INTERNATIONAL
                                                    EUROPEAN    MARKETS      COMPANIES      EQUITY       EQUITY
                                                      FUND       FUND          FUND          FUND         FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of
         $2,630, $159,656, $17,110, $10,960 and
         $10,451, respectively)                     $14,121  $ 1,800,848    $ 195,585    $ 83,444      $ 79,018
      Interest                                        2,519       22,190       24,186       9,206         7,900
-------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                        16,640    1,823,038      219,771      92,650        86,918
-------------------------------------------------------------------------------------------------------------------

EXPENSES:
      Investment advisory fee (Note 2)               13,659      597,423      124,970      30,420        30,796
      Administration fee (Note 2)                     2,230      128,162       26,256      10,709        10,806
      Accounting fee (Note 2)                        24,609       25,839       24,602      24,665        24,665
      Transfer agent fees (Note 2)                    5,943       14,630        5,934       5,739         5,739
      Custodian fees (Note 2)                        19,377      166,369       24,454      10,889         8,750
      Professional fees                              11,541       32,174       15,452      10,220        10,198
      Printing fees                                     120       26,267        1,592       2,246         2,253
      Registration and filing fees                    7,906       13,068        6,895      10,518        11,117
      Amortization of organization costs (Note 1)       958           --           --          --            --
      Trustees' fees and expenses (Note 2)              252       13,998        2,951       1,249         1,254
      Other                                           3,445       42,884        8,761       7,741         9,614
-------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS       90,040    1,060,814      241,867     114,396       115,192
-------------------------------------------------------------------------------------------------------------------
      Fees waived and/or expenses reimbursed by
         investment advisor (Note 2)                (71,828)    (248,318)     (91,899)    (73,834)      (74,129)
-------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                   18,212      812,496      149,968      40,562        41,063
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                         (1,572)   1,010,542       69,803      52,088        45,855
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS)
      ON INVESTMENTS
      (Notes 1 and 4):
      Net realized gain/(loss) on:
         Securities transactions                     44,738   (6,102,050)  (3,148,716)   (670,132)     (716,763)
         Foreign currency related transactions       (1,408)    (157,435)     (86,025)    (12,345)      (14,125)
---------------------------------------------------------------------------------------------------------------------------
      Net realized gain/(loss) on investments
         during the period                           43,330   (6,259,485)  (3,234,741)   (682,477)     (730,888)
---------------------------------------------------------------------------------------------------------------------------
      Change in unrealized appreciation/(depreciation) of:
         Securities                                   6,927    3,558,205   (2,078,990) (1,088,437)     (668,019)
         Foreign currency related transactions           (3)     (20,112)      (1,536)    (15,184)       (3,167)
---------------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation/(depreciation) of
         investments during the period                6,924    3,538,093   (2,080,526) (1,103,621)     (671,186)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS                                  50,254   (2,721,392)  (5,315,267) (1,786,098)   (1,402,074)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      $48,682  $(1,710,850) $(5,245,464)$(1,734,010)  $(1,356,219)
---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2001            YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                         (UNAUDITED)          DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                                      $ (1,572)              $ (25,056)
   Net realized gain on investments during the period                         43,330                 414,628
   Change in unrealized appreciation/(depreciation)
     of investments during the period                                          6,924                (437,581)
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations            48,682                 (48,009)

FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from Fund share transactions
     (Note 4)                                                                 45,779                 (61,396)
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                      94,461                (109,405)

NET ASSETS:
   Beginning of period                                                     1,823,490               1,932,895
-----------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment
     income/(loss) of ($1,572) and $0, respectively)                      $1,917,951              $1,823,490
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2001            YEAR ENDED
DECREASE IN NET ASSETS FROM OPERATIONS:                                    (UNAUDITED)          DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $   1,010,542           $      66,812
   Net realized loss on investments during the period                      (6,259,485)             (5,189,843)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                      3,538,093             (66,128,517)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    (1,710,850)            (71,251,548)
FUND SHARE TRANSACTIONS:
   Net decrease in net assets from Fund share transactions
     (Note 4)                                                             (14,010,679)            (21,865,492)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                             (15,721,529)            (93,117,040)
NET ASSETS:
   Beginning of period                                                     97,158,161             190,275,201
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $1,009,188 and ($1,354), respectively)            $  81,436,632           $  97,158,161
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2001            YEAR ENDED
DECREASE IN NET ASSETS FROM OPERATIONS:                                    (UNAUDITED)          DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income/(loss)                                         $     69,803            $    (44,005)
   Net realized gain/(loss) on investments during the period              (3,234,741)                314,103
   Change in unrealized depreciation of investments
     during the period                                                    (2,080,526)             (1,760,125)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                   (5,245,464)             (1,490,027)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net realized gain on investments            --              (1,581,879)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                              6,816,603              22,510,273
-----------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                              1,571,139              19,438,367
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                    24,213,955               4,775,588
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $62,751 and ($7,052), respectively)               $ 25,785,094            $ 24,213,955
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2001           PERIOD ENDED
DECREASE IN NET ASSETS FROM OPERATIONS:                                    (UNAUDITED)         DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $     52,088            $      4,216
   Net realized loss on investments during the period                        (682,477)               (599,942)
   Change in unrealized depreciation of investments
     during the period                                                     (1,103,621)               (208,773)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    (1,734,010)               (804,499)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                        --                  (4,216)
   Distributions to shareholders from net realized gain on investments             --                 (70,684)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                      12              10,074,901
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                   (1,733,998)              9,195,502
NET ASSETS:
   Beginning of period                                                      9,195,502                      --
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $45,617 and ($6,471), respectively)                $  7,461,504            $  9,195,502
-----------------------------------------------------------------------------------------------------------------

*Pictet European Equity Fund commenced operations on August 15, 2000.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2001           PERIOD ENDED
DECREASE IN NET ASSETS FROM OPERATIONS:                                    (UNAUDITED)         DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $     45,855            $      2,543
   Net realized loss on investments during the period                        (730,888)               (212,460)
   Change in unrealized depreciation of investments during the period        (671,186)               (684,683)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    (1,356,219)               (894,600)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                        --                  (2,543)
   Distributions to shareholders from net realized gain on investments             --                 (23,457)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                      15              10,026,001
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                   (1,356,204)              9,105,401
NET ASSETS:
   Beginning of period                                                      9,105,401                      --
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
     income/(loss) of $44,665 and ($1,190), respectively)                $  7,749,197            $  9,105,401
-----------------------------------------------------------------------------------------------------------------

   *Pictet International Equity Fund commenced operations on August 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          SIX MONTHS
                                                             ENDED             YEAR          YEAR          PERIOD
                                                         JUNE 30, 2001         ENDED         ENDED          ENDED
                                                          (UNAUDITED)        12/31/00      12/31/99       12/31/98*
------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $8.57           $8.87         $6.54          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                                (0.01)          (0.12)        (0.09)           0.00#
   Net realized and unrealized gain/(loss) on investments       0.23           (0.18)         2.42           (3.39)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.22           (0.30)         2.33           (3.39)
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                       --              --            --           (0.07)
------------------------------------------------------------------------------------------------------------------
Total distributions                                               --              --            --           (0.07)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $8.79           $8.57         $8.87          $ 6.54
------------------------------------------------------------------------------------------------------------------
Total return++                                                  2.57%        (3.38)%        35.63%        (33.93)%
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                       $1,918          $1,823        $1,933         $1,636
   Ratio of operating expenses to average net assets           2.00%+          2.00%         2.00%           2.00%+
   Ratio of net investment loss to average net assets        (0.17)%+        (1.21)%       (1.15)%         (0.06)%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                   9.89%+          9.16%        11.54%           9.97%+
   Ratio of net investment income to average net assets
     without waivers and expenses reimbursed                 (8.06)%+        (8.37)%      (10.69)%         (8.03)%+
   Portfolio turnover rate                                      .21%            .88%         .117%           .91%
------------------

  * Pictet Eastern European Fund commenced operations on April 7, 1998. + Annualized.
 ++ Total  return  represents  aggregate  total  return for the  period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   SIX MONTHS
                                                      ENDED        YEAR      YEAR       YEAR       YEAR      YEAR
                                                  JUNE 30, 2001    ENDED     ENDED      ENDED      ENDED     ENDED
                                                   (UNAUDITED)   12/31/00  12/31/99   12/31/98   12/31/97 12/31/96(A)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                   $7.02      $11.15    $ 6.81      $8.87     $10.13     $ 9.51
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                         0.09        0.00#    (0.01)      0.04       0.04       0.07
   Net realized and unrealized gain/(loss)
     on investments                                    (0.16)      (4.13)     4.35      (2.10)     (1.18)      0.71
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (0.07)      (4.13)     4.34      (2.06)     (1.14)      0.78
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income              --          --        --         --       (0.02)     (0.07)
   Distributions from net realized capital gains         --          --        --         --       (0.10)     (0.09)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                      --          --        --         --       (0.12)     (0.16)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $6.95      $ 7.02    $11.15      $6.81     $ 8.87     $10.13
---------------------------------------------------------------------------------------------------------------------
Total return ++                                      (1.00)%    (36.98)%    63.73%    (23.22)%  (11.29)%      8.32%
---------------------------------------------------------------------------------------------------------------------

Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)              $81,437     $97,158  $190,275    $94,362   $190,922   $122,047
   Ratio of operating expenses to average net assets   1.70%+      1.70%     1.70%      1.70%      1.70%      1.70%
   Ratio of net investment income/(loss)
     to average net assets                             2.11%+      0.04%    (0.19)      0.55%      0.32%      0.88%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed           2.22%+      1.94%     1.92%      2.00%      1.84%      2.20%
   Ratio of net investment income to average net
     assets without waivers and expenses reimbursed     1.59+    (0.20)%   (0.42)%      0.25%      0.18%      0.38%
   Portfolio turnover rate                               52%        128%      126%       123%        77%        48%

------------------

 ++ Total  return  represents  aggregate  total  return for the  period.
  # Amount represents less than $0.01 per share.
(a) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet Global Emerging Markets Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED       YEAR       YEAR      YEAR      YEAR      PERIOD
                                                   JUNE 30, 2001   ENDED      ENDED     ENDED     ENDED      ENDED
                                                    (UNAUDITED)  12/31/00   12/31/99  12/31/98  12/31/97  12/31/96*(A)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $10.21      $10.25     $ 6.55     $9.24    $10.15    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                         0.02        0.00#     (0.02)     0.07+++   0.08      0.09
   Net realized and unrealized gain/(loss)
     on investments                                    (1.93)       0.71       5.66      0.41     (0.86)     0.20
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (1.91)       0.71       5.64      0.48     (0.78)     0.29
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income              --          --         --        --      (0.13)     (0.12)
   Distributions from net realized capital gains         --        (0.75)     (1.94)    (3.17)      --       (0.02)
   Distributions from capital                            --          --         --        --        --       (0.00)#
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                      --        (0.75)     (1.94)    (3.17)    (0.13)     (0.14)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $ 8.30      $10.21     $10.25     $6.55    $ 9.24     $10.15
---------------------------------------------------------------------------------------------------------------------------
Total return++                                        (18.71)%     6.56%     86.45%     5.35%   (7.68)%      2.85%
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)              $25,785     $24,214     $4,776    $5,699   $23,773    $25,743
   Ratio of operating expenses to average
     net assets                                        1.20%+      1.20%      1.20%     1.20%     1.20%      1.20%+
   Ratio of net investment income/(loss) to
     average net assets                                0.56%+    (0.37)%    (0.02)%     0.65%     0.82%      1.04%+
   Ratio of operating expenses to average
     net assets without waivers and expenses
     reimbursed                                        1.94%+      2.66%      4.76%     2.36%     2.20%      2.46%+
   Ratio of net investment income to average
     net assets without waivers and
     expenses reimbursed                             (0.18)%+    (1.83)%    (3.58)%   (0.52)%   (0.18)%      (0.22)+
   Portfolio turnover rate                               52%        142%       166%      132%       90%        53%
------------------

   * Pictet International Small Companies Fund commenced operations on February 7, 1996.
   + Annualized.
  ++ Total return represents aggregate total return for the period.
 +++ Per share numbers have been calculated using the average share method.
   # Amount represents less than $0.01 per share.
 (a) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet International Small Companies Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                   SIX MONTHS
                                                                                      ENDED            PERIOD
                                                                                   JUNE 30, 2001       ENDED
                                                                                    (UNAUDITED)       12/31/00*
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                    $9.12          $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                 0.05            0.00#
   Net realized and unrealized loss on investments                                      (1.77)          (0.81)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (1.72)          (0.81)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                               --            (0.00)#
   Distributions from net realized capital gains                                          --            (0.07)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                       --            (0.07)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $7.40           $9.12
---------------------------------------------------------------------------------------------------------------
Total return ++                                                                      (18.86)%         (8.04)%
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                $7,462          $9,196
   Ratio of operating expenses to average net assets                                    1.00%+          1.00%+
   Ratio of net investment income/(loss) to average net assets                          1.28%+          0.12%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                            2.82%+          2.90%+
   Ratio of net investment income to average net assets without
     waivers and expenses reimbursed                                                  (0.54)%+        (1.77)%+
   Portfolio turnover rate                                                                37%             49%
------------------

  * Pictet European Equity Fund commenced operations on August 15, 2000. + Annualized.
 ++  Total return represents aggregate total return for the period.
  #  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                     SIX MONTHS
                                                                                        ENDED          PERIOD
                                                                                    JUNE 30, 2001       ENDED
                                                                                     (UNAUDITED)      12/31/00*
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                    $9.08          $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                 0.04            0.00#
   Net realized and unrealized loss on investments                                      (1.39)          (0.90)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        (1.35)          (0.90)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                              --             (0.00)#
   Distributions from net realized capital gains                                         --             (0.02)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                      --             (0.02)
NET ASSET VALUE, END OF PERIOD                                                          $7.73          $ 9.08
---------------------------------------------------------------------------------------------------------------
Total return ++                                                                      (14.87)%         (8.94)%
---------------------------------------------------------------------------------------------------------------

Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                $7,749          $9,105
   Ratio of operating expenses to average net assets                                    1.00%+          1.00%+
   Ratio of net investment income/(loss) to average net assets                          1.12%+          0.07%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                            2.81%+          2.87%+
   Ratio of net investment income to average net assets
     without waivers and expenses reimbursed                                          (0.69)%+        (1.79)%+
   Portfolio turnover rate                                                                39%             31%

------------------

 * Pictet International Equity Fund commenced operations on August 15, 2000. + Annualized.
 ++ Total return represents aggregate total return for the period.
 #  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of five series, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices.

     Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, such Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

     TAXATION: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     ORGANIZATION COSTS: Expenses incurred in connection with the organization of certain Funds are being amortized on the straight-line method over a period of five years from the commencement of operations.

     EXPENSES: General expenses of the Trust are allocated among the Funds based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.


2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY TRANSACTIONS

     The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


subsidiary of Pictet (Canada) & Company Limited ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and eight limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.50%, 1.25%, 1.00%, 0.75% and 0.75%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund do not exceed 2.00%, 1.70%, 1.20%, 1.00% and 1.00%, respectively, of each Fund's average daily net assets.

     For the six months ended June 30, 2001, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                               PICTET
                                                PICTET      INTERNATIONAL
                                             INTERNATIONAL    EXPENSES
                                              FEES WAIVED    REIMBURSED          TOTAL
----------------------------------------------------------------------------------------
Pictet Eastern European Fund                    $ 13,659       $58,169         $ 71,828
Pictet Global Emerging Markets Fund              248,318            --          248,318
Pictet International Small Companies Fund         91,899            --           91,899
Pictet European Equity Fund                       30,420        43,414           73,834
Pictet International Equity Fund                  30,796        43,333           74,129
----------------------------------------------------------------------------------------

     PFPC Inc. ("PFPC") serves as the Funds' Administrator and Transfer Agent.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.


3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 2001 were as follows:

                                                    PURCHASES        SALES
-----------------------------------------------------------------------------
Pictet Eastern European Fund                      $   463,472     $   370,816
Pictet Global Emerging Markets Fund                47,553,737      56,684,456
Pictet International Small Companies Fund          18,618,088      12,495,928
Pictet European Equity Fund                         2,944,582       2,985,422
Pictet International Equity Fund                    3,178,879       3,290,439

     At June 30, 2001, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                               UNREALIZED       UNREALIZED    NET UNREALIZED
                                                              APPRECIATION     DEPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                                  $  176,607       $   (378,259)   $   (201,652)
Pictet Global Emerging Markets Fund                            4,134,719        (15,468,918)    (11,334,199)
Pictet International Small Companies Fund                      1,122,019         (3,197,813)     (2,075,794)
Pictet European Equity Fund                                      173,820         (1,486,214)     (1,312,394)
Pictet International Equity Fund                                 228,617         (1,584,486)     (1,355,869)

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


4.   SHARES OF BENEFICIAL INTEREST

     Each Fund offers two classes of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. As of the date of this report, the Retail Class had not commenced operations. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED                YEAR ENDED
                                                           JUNE 30, 2001              DECEMBER 31, 2000
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund:
Sold                                                   6,653          $55,940        19,768         $(173,960
Redeemed                                              (1,134)         (10,161)      (25,048)         (235,356)
-------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                5,519          $45,779        (5,280)        $ (61,396)
-------------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED                YEAR ENDED
                                                           JUNE 30, 2001              DECEMBER 31, 2000
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                                 836,851       $6,059,485     1,801,430      $(14,101,553
Redeemed                                          (2,947,573)     (20,070,164)   (5,034,991)      (35,967,045)
-------------------------------------------------------------------------------------------------------------
Net decrease                                      (2,110,722)    $(14,010,679)   (3,233,561)     $(21,865,492)
-------------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED                YEAR ENDED
                                                           JUNE 30, 2001              DECEMBER 31, 2000
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                                 859,950       $7,958,110     2,286,879       $27,540,780
Issued as reinvestment of dividends                       --               --       146,403         1,579,692
Redeemed                                            (125,289)      (1,141,507)     (528,760)       (6,610,199)
-------------------------------------------------------------------------------------------------------------
Net increase                                         734,661       $6,816,603     1,904,522       $22,510,273
-------------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED               PERIOD ENDED
                                                           JUNE 30, 2001             DECEMBER 31, 2000*
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Pictet European Equity Fund:
Sold                                                      14             $100     1,000,001       $10,000,010
Issued as reinvestment of dividends                       --               --         8,331            74,900
Redeemed                                                 (12)             (88)           (1)               (9)
-------------------------------------------------------------------------------------------------------------
Net increase                                               2             $ 12     1,008,331       $10,074,901
-------------------------------------------------------------------------------------------------------------

SIX MONTHS ENDED                                         SIX MONTHS ENDED               PERIOD ENDED
                                                           JUNE 30, 2001             DECEMBER 31, 2000*
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Pictet International Equity Fund:
Sold                                                      13             $100     1,000,001       $10,000,010
Issued as reinvestment of dividends                       --               --         2,892            26,000
Redeemed                                                 (11)             (85)           (1)               (9)
-------------------------------------------------------------------------------------------------------------
Net increase                                               2             $ 15     1,002,892       $10,026,001
-------------------------------------------------------------------------------------------------------------

  * Pictet European Equity Fund and Pictet International Equity Fund commenced operations on August 15, 2000.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     At June 30, 2001 Pictet Eastern European Fund had one institutional shareholder owning 17.22% of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2001 Pictet Global Emerging Markets Fund had four institutional shareholders owning 19.80%, 19.28%, 17.89% and 15.23%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2001 Pictet International Small Companies Fund had three institutional shareholders owning 29.83%, 23.86% and 14.04%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2001 Pictet European Equity Fund had one institutional shareholder owning 99.99% of the outstanding shares of beneficial interest of the Fund.

     At June 30, 2001 Pictet International Equity Fund had one institutional shareholder owning 99.99% of the outstanding shares of beneficial interest of the Fund.


5.   FOREIGN SECURITIES

     Pictet Eastern European Fund invests primarily in Eastern European equity securities. Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund invests primarily in foreign securities, Pictet European Equity invests primarily in European equity securities and Pictet International Equity Fund invests primarily in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


6.   POST OCTOBER LOSS

     Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the Funds elected to defer capital losses and currency losses occurring between November 1, 2000 and December 31, 2000 as follows:

                                              CAPITAL LOSSES     CURRENCY LOSSES
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund             $7,787,250           $1,354
Pictet International Small Companies Fund        1,105,072            7,052
Pictet European Equity Fund                       352,475             6,471
Pictet International Equity Fund                  27,398              1,468
     Such losses will be treated as arising on the first day of the year ending December 31, 2001.


7.   CAPITAL LOSS CARRYFORWARDS

     At December 31, 2000 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                             EXPIRING IN 2006            EXPIRING IN 2007   EXPIRING IN 2008
------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                    $   112,754                  $59,601                  --
Pictet Global Emerging Markets Fund              45,380,329                       --                  --
Pictet European Equity Fund                              --                       --            $311,680
Pictet International Equity Fund                         --                       --              90,802

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PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
   PRIVACY NOTICE
--------------------------------------------------------------------------------

     Protecting your privacy is important to us at Pictet International Management Limited (the investment adviser for Pictet Funds). We want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with Pictet Funds. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include Pictet Funds' distributor or transfer agent) for such purposes as sending your account statement or other information about our products and services to you.

     We do not disclose any information about you or any of our former customers to anyone, except to our affiliates and service providers, as permitted by law.

     To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.




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                                                                      PICSAR6/01